                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                       Teledyne Technologies Incorporated
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                                                    [TELEDYNE TECHNOLOGIES LOGO]

                                                                  March 18, 2002

Dear Stockholder:

     We are pleased to invite you to attend the 2002 Annual Meeting of Stockholders of Teledyne Technologies Incorporated. The meeting will be held on Wednesday, April 24, 2002, at the Company's offices at 12333 West Olympic Boulevard, Los Angeles, California 90064.

     This booklet includes the notice of meeting as well as the Company's Proxy Statement.

     Enclosed with this booklet are the following:

     - Proxy or voting instruction card (including instructions for telephone and Internet voting).

     - Proxy or voting instruction card return envelope (postage paid if mailed in the U.S.).

     The Company's 2001 Summary Annual Report and 2001 Form 10-K are also included.

     Please read the Proxy Statement and vote your shares as soon as possible. We encourage you to take advantage of voting by telephone or Internet as explained on the enclosed proxy or voting instruction card. Or, you may vote by completing, signing and returning your proxy or voting instruction card in the enclosed postage-paid envelope. It is important that you vote, whether you own a few or many shares and whether or not you plan to attend the meeting.

     If you are a stockholder of record and plan to attend the meeting, please mark the "WILL ATTEND" box on your proxy card so that you will be included on our admittance list for the meeting.

     Thank you for your investment in our Company. We look forward to seeing you at the 2002 Annual Meeting.

Sincerely,

/s/ Robert Mehrabian

Robert Mehrabian
Chairman, President and
Chief Executive Officer
Teledyne Technologies Incorporated
12333 West Olympic Boulevard
Los Angeles, CA 90064

                                                    [TELEDYNE TECHNOLOGIES LOGO]

                       TELEDYNE TECHNOLOGIES INCORPORATED
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MEETING DATE:    April 24, 2002
TIME:            9:00 a.m. Pacific Time
PLACE:           Teledyne Technologies Incorporated
                 12333 West Olympic Boulevard
                 Los Angeles, California 90064
RECORD DATE:     March 11, 2002

AGENDA

     1) Election of a class of three directors for a three-year term;

     2) Approval of the Teledyne Technologies Incorporated 2002 Stock Incentive Plan;

     3) Ratification of the selection of Ernst & Young LLP as the Company's independent auditors for 2002; and

     4) Transaction of any other business properly brought before the meeting.

STOCKHOLDER LIST

     A list of stockholders entitled to vote will be available during business hours for 10 days prior to the meeting at the Company's executive offices, 12333 West Olympic Boulevard, Los Angeles, California 90064, for examination by any stockholder for any legally valid purpose.

ADMISSION TO THE MEETING

     Teledyne Technologies' stockholders or their authorized representatives by proxy may attend the meeting. If you are a stockholder of record and you plan to attend the meeting, please mark the "WILL ATTEND" box on your proxy card so that you will be included on our admittance list for the meeting. If your shares are held through an intermediary, such as a broker or a bank, you should present proof of your ownership at the meeting. Proof of ownership could include a proxy from your bank or broker or a copy of your account statement.

By Order of the Board of Directors,

/s/ John T. Kuelbs
John T. Kuelbs
Senior Vice President, General Counsel
and Secretary

March 18, 2002

                                PROXY STATEMENT
                               TABLE OF CONTENTS
                            ------------------------

                                                              PAGE
                                                              ----
Voting Procedures...........................................    1
Board Composition and Practices.............................    2
Item 1 on Proxy Card -- Election of Directors...............    3
Committees of our Board of Directors........................    7
Director Compensation.......................................    9
Item 2 on Proxy Card -- Approval of 2002 Stock Incentive
  Plan......................................................   10
  2002 Incentive Plan.......................................   11
  1999 Incentive Plan -- As Amended by the 2002 Incentive
     Plan...................................................   16
Item 3 on Proxy Card -- Ratification of Selection of
  Independent Auditors......................................   21
  Audit Fees................................................   21
  Financial Information Systems Design and Implementation
     Fees...................................................   21
  All Other Fees............................................   21
  Audit Committee Report....................................   22
Other Business..............................................   23
Stock Ownership Information.................................   23
  Section 16(a) Beneficial Ownership Reporting Compliance...   23
  Five Percent Owners of Common Stock.......................   23
  Stock Ownership of Management.............................   25
2001 Report on Executive Compensation.......................   26
Compensation Committee Interlocks and Insider
  Participation.............................................   32
Executive Compensation......................................   33
  Summary Compensation Table................................   33
  Option Grants in Last Fiscal Year.........................   35
  Aggregate Option Exercises in Last Fiscal Year and Fiscal
     Year End
     Option Values..........................................   36
  ATI Performance Share Program Awards......................   37
  TDY Performance Share Plan Awards.........................   38
  TDY Restricted Stock Awards...............................   38
  Pension Plan..............................................   39
  Employment/Change in Control Agreements...................   40
Certain Transactions........................................   41
Cumulative Total Stockholder Return.........................   43
Other Information...........................................   44
  Annual Report on Form 10-K................................   44
  2003 Annual Meeting and Stockholder Proposals.............   44
  Proxy Solicitation........................................   45
ANNEX A -- Amended and Restated Charter of Audit
  Committee.................................................  A-1
ANNEX B -- 2002 Stock Incentive Plan........................  B-1

                             YOUR VOTE IS IMPORTANT

     Please vote as soon as possible. You can help Teledyne Technologies reduce expenses by voting your shares by telephone or Internet. Your proxy card contains the instructions. Alternatively, complete, sign and date your proxy card and return it as soon as possible in the enclosed postage-paid envelope.

                                 DEFINED TERMS

     In this Proxy Statement, Teledyne Technologies Incorporated is sometimes referred to as the "Company", "Teledyne Technologies" or "TDY". References to "ATI" mean Allegheny Technologies Incorporated, formerly known as Allegheny Teledyne Incorporated, the company from which we were spun off on November 29, 1999.

                                PROXY STATEMENT
                    FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

                               VOTING PROCEDURES

WHO MAY VOTE

     If you were a stockholder on the books of the Company at the close of business on March 11, 2002 you may vote at the Annual Meeting. On that day, there were 31,970,695 shares of our Common Stock outstanding.

     Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward determination of the presence of a quorum and be voted at the meeting.

METHODS OF VOTING

     All stockholders may vote by transmitting their proxy cards by mail. Stockholders of record can also vote by telephone or Internet. Stockholders who hold their shares through a bank or broker can vote by telephone or Internet if their bank or broker offers those options.

     - By Mail. Stockholders of record may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors.

     - By Telephone or Internet. Stockholders of record may vote by using the toll-free number or Internet website address listed on the proxy card. Your proxy card contains a Control Number that will identify you as a stockholder when you vote by telephone or Internet. You may use the telephone and Internet procedures to vote your shares and to confirm that your votes were properly recorded. Please see your proxy card for specific instructions.

REVOKING YOUR PROXY

     You may change your mind and revoke your proxy at any time before it is voted at the meeting by:

     - sending a written notice to revoke your proxy to the Secretary of the Company;

     - transmitting a proxy dated later than your prior proxy either by mail, telephone or Internet;

     - attending the Annual Meeting and voting in person or by proxy (except for shares held in the employee plans described below).

VOTING BY EMPLOYEE BENEFIT PLAN PARTICIPANTS

     Participants who hold Common Stock in the Company's defined contribution savings plan may tell the plan trustee how to vote the shares of Common Stock allocated to their accounts. You may either (1) sign and return the voting instruction card provided by the plan or (2) transmit your instructions by telephone or Internet. If you do not transmit instructions, your shares will not be voted by the plan trustee, except as otherwise required by law.

VOTING SHARES HELD BY BROKERS, BANKS AND OTHER NOMINEES

     If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of TDY Common Stock. In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. The Company asks brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of shares that are registered in the nominee's name. Proxies that are transmitted by nominee holders on behalf of beneficial owners will count toward a quorum and, except as otherwise provided below, will be voted as instructed by the nominee holder.

CONFIDENTIAL VOTING POLICY

     The Company maintains a policy of keeping stockholder votes confidential.

                        BOARD COMPOSITION AND PRACTICES

INFORMATION AND MEETINGS

     The Board of Directors directs the management of the business and affairs of the Company as provided in the Amended and Restated Bylaws of the Company and by the laws of the State of Delaware. Except for Robert Mehrabian, our Chairman, President and Chief Executive Officer, the Board is not involved in day-to-day operations. Members of the Board keep informed about the Company's business through discussions with the senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

     In 2001, the Board of Directors held six meetings. During 2001, all directors attended at least 75% of the aggregate number of meetings of the Board and the Board committees of which they were a member.

NUMBER OF DIRECTORS

     The Board of Directors determines the number of directors. The Board currently consists of 10 members.

DIRECTOR TERMS

     The directors are divided into three classes and the directors in each class serve for a three-year term. The term of one class of directors expires each year at the Annual Meeting of Stockholders. The Board may fill a vacancy by electing a new director to the same class as the director being replaced. The Board may also create a new director position in any class and elect a director to hold the newly created position until the term of the class expires.

SPIN-OFF REQUIREMENTS

     In connection with our spin-off from ATI, we agreed (and our Amended and Restated Bylaws provide) that until our Annual Meeting of Stockholders in 2002, at least a majority of our Board of Directors must also be directors of ATI. Six of our 10 directors are directors of ATI. While this composition requirement expires at this 2002 Annual Meeting, all three nominees are members of ATI's board.

DIRECTORS' RETIREMENT POLICY

     On June 1, 2000, the Company adopted a retirement policy for directors. This policy generally requires directors to retire at the Annual Meeting following their 72nd birthday, with certain directors being subject to a "grandfather" provision. As a result of this policy, Messrs. Paul S. Brentlinger (Class II director) and C. Fred Fetterolf (Class I director) will step down at the 2002 Annual Meeting. Effective at the 2002 Annual Meeting, the size of the Board of Directors will be reduced from 10 to eight members in lieu of filling the vacancies created by the retirement of Messrs. Brentlinger and Fetterolf.

                 ITEM 1 ON PROXY CARD -- ELECTION OF DIRECTORS

     The Board of Directors has nominated for election this year the class of three incumbent directors whose terms expire at the 2002 Annual Meeting.

     The three-year term of the class of directors nominated and elected this year will expire at the 2005 Annual Meeting. However, as a result of our retirement policy for directors, Mr. Queenan, if re-elected, will step down at the 2003 Annual Meeting.

     The three individuals who receive the highest number of votes cast will be elected. Broker non-votes are not counted as votes cast.

     If you sign and return your proxy card, the individuals named as proxies in the card will vote your shares for the election of the three named nominees, unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of directors. The Board of Directors has no reason to believe that any nominee will be unable to serve.

     Background information about the nominees, the continuing directors and the retiring directors follows.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES.

          NOMINEES -- TERMS EXPIRE AT 2005 ANNUAL MEETING (CLASS III)

Robert P. Bozzone                              Robert P. Bozzone is Chairman of ATI. From
Chairman of Allegheny Technologies             December 6, 2000 to June 26, 2001, he was
  Incorporated                                 Chairman, President and Chief Executive
Director since 1999                            Officer of ATI. Mr. Bozzone had been Vice
Age: 68                                        Chairman of the Board of ATI since August
                                               1996. He had served as Vice Chairman of
                                               Allegheny Ludlum Corporation, a subsidiary
                                               of ATI, since August 1994 and previously
                                               was President and Chief Executive Officer
                                               of Allegheny Ludlum. He is also a director
                                               of ATI, Water Pik Technologies, Inc. and
                                               DQE, Inc., whose principal subsidiary is
                                               Duquesne Light Company. Mr. Bozzone is a
                                               member of our Audit Committee.

Frank V. Cahouet                               Frank V. Cahouet served as the Chairman,
Retired Chairman and   Chief Executive         President and Chief Executive Officer of
Officer   of Mellon Financial Corporation      Mellon Financial Corporation, a bank
Director since 1999                            holding company, and Mellon Bank, N.A.,
Age: 69                                        prior to his retirement on December 31,
                                               1998. He is also a director of ATI, Avery
                                               Dennison Corporation, Korn Ferry
                                               International and Saint-Gobain
                                               Corporation. Mr. Cahouet is Chair of our
                                               Audit Committee and a member of our
                                               Governance Committee.

Charles J. Queenan, Jr.                        Charles J. Queenan, Jr. is Senior Counsel
Senior Counsel, Kirkpatrick &   Lockhart LLP   to Kirkpatrick & Lockhart LLP,
Director since 1999                            attorneys-at-law. Prior to January 1996,
Age: 71                                        he was a partner of that firm. He is also
                                               a director of ATI, Water Pik Technologies,
                                               Inc. and Crane Co. Mr. Queenan is Chair of
                                               our Personnel and Compensation Committee
                                               and a member of our Audit Committee.

     CONTINUING DIRECTORS -- TERMS EXPIRE AT 2003 ANNUAL MEETING (CLASS I)

Diane C. Creel                                 Diane C. Creel is Chief Executive Officer
President and Chief Executive Officer          and President of Earth Tech, an
  of Earth Tech                                international consulting engineering firm
Director since 1999                            and subsidiary of Tyco International Ltd.
Age: 53                                        Ms. Creel is also a director of ATI and
                                               Goodrich Corporation and a member of the
                                               Boards of the Corporations and Trusts that
                                               comprise the Fixed Income funds of the
                                               American Funds Group. Ms. Creel is a
                                               member of our Personnel and Compensation
                                               Committee and our Governance Committee.

Paul D. Miller                                 Paul D. Miller is Chairman and Chief
Chairman and Chief Executive Officer of ATK    Executive Officer of ATK (Alliant
Director since 2001                            Techsystems Inc.), an aerospace and
Age: 60                                        defense company. Prior to joining ATK in
                                               January 1999, Admiral Miller served as
                                               Vice President of Litton Marine Systems
                                               and as President of Sperry Marine, Inc.
                                               from November 1994 through December 1998,
                                               following a distinguished 30-year career
                                               with the U.S. Navy. Prior to his
                                               retirement from the U.S. Navy, Admiral
                                               Miller served as Commander-in-Chief, U.S.
                                               Atlantic Command and NATO Supreme Allied
                                               Commander-Atlantic. Admiral Miller became
                                               a director of TDY on July 25, 2001. He
                                               also serves on the Boards of SunTrust Bank
                                               (Eastern Region) and Donaldson Company.
                                               Admiral Miller is a member of our Audit
                                               Committee.

   CONTINUING DIRECTORS -- TERMS EXPIRE AT THE 2004 ANNUAL MEETING (CLASS II)

Charles Crocker                                Charles Crocker has been Chairman and
Chairman and Chief Executive Officer of BEI    Chief Executive Officer of BEI
Technologies, Inc.                             Technologies, Inc., a diversified
Director since 2001                            technology company, since March 2000. Mr.
Age: 63                                        Crocker served as Chairman, President and
                                               Chief Executive Officer of BEI Electronics
                                               from October 1995 to September 1997, at
                                               which time he became Chairman, President
                                               and Chief Executive Officer of BEI
                                               Technologies, Inc. He has also been a
                                               principal in Crocker Capital since 1971.
                                               Mr. Crocker serves as a director of BEI
                                               Medical Systems, Inc., Fiduciary Trust
                                               International and Pope & Talbot, Inc. Mr.
                                               Crocker became a director of TDY on
                                               October 24, 2001. Mr. Crocker is a member
                                               of our Personnel and Compensation
                                               Committee.

Robert Mehrabian                               Robert Mehrabian is the Chairman,
Chairman, President and                        President and Chief Executive Officer of
  Chief Executive Officer                      TDY. He has been the President and Chief
  of the Company                               Executive Officer of TDY since its
Director since 1999                            formation. He became Chairman of the Board
Age: 60                                        on December 14, 2000. Prior to the
                                               spin-off of the Company by ATI, Dr.
                                               Mehrabian was the President and Chief
                                               Executive Officer of ATI's Aerospace and
                                               Electronics segment since July 1999 and
                                               had served ATI in various senior executive
                                               capacities since July 1997. Before joining
                                               ATI, Dr. Mehrabian served as President of
                                               Carnegie Mellon University. He is also a
                                               director of Mellon Financial Corporation
                                               and PPG Industries, Inc.

Michael T. Smith                               Michael T. Smith is the retired Chairman
Retired Chairman of the Board   and Chief      of the Board and Chief Executive Officer
Executive Officer of                           of Hughes Electronics Corporation. He had
  Hughes Electronics                           been elected to those positions in October
Director since 2001                            1997. Mr. Smith has been a director of TDY
Age: 58                                        since January 1, 2001. He is also a
                                               director of Alliant Techsystems Inc.,
                                               Ingram Micro Corporation and NeTune
                                               Communications. Mr. Smith is a member of
                                               our Personnel and Compensation Committee
                                               and our Governance Committee.

           RETIRING DIRECTORS -- TERMS EXPIRE AT 2002 ANNUAL MEETING

Paul S. Brentlinger                            Paul S. Brentlinger is a Partner of
Partner, Morgenthaler Ventures                 Morgenthaler Ventures, a venture capital
Director since 1999                            group located in Cleveland, Ohio and Menlo
Age: 74                                        Park, California. He led Morgenthaler's
                                               investment in such companies as Microchip
                                               Technology, Inc. and Dispatch
                                               Communications (now part of Nextel
                                               Communications, Inc.). Prior to joining
                                               Morgenthaler, he was Senior Vice
                                               President - Finance of Harris Corporation,
                                               a manufacturer of communications
                                               equipment. Mr. Brentlinger is also a
                                               director of ATI. Mr. Brentlinger is a
                                               member of our Audit Committee.

C. Fred Fetterolf                              C. Fred Fetterolf was President and Chief
Retired President and                          Operating Officer of Alcoa, Inc. prior to
  Chief Operating Officer of                   his retirement in 1991. He is also a
  Alcoa, Inc.                                  director of ATI, Commonwealth Industries
Director since 1999                            and Dentsply International Inc. Mr.
Age: 73                                        Fetterolf is Chair of our Governance
                                               Committee and a member of our Personnel
                                               and Compensation Committee.

                      COMMITTEES OF OUR BOARD OF DIRECTORS

     Our Board of Directors has established an Audit Committee, a Governance Committee and a Personnel and Compensation Committee. From time to time, our Board of Directors may establish other committees.

AUDIT COMMITTEE

     The members of the Audit Committee are:

          Frank V. Cahouet, Chair
          Robert P. Bozzone
          Paul S. Brentlinger
          Paul D. Miller
          Charles J. Queenan, Jr.

     The Audit Committee held six meetings in 2001.

     The primary responsibility of the Audit Committee is to assist the Board in monitoring the integrity of our financial statements and the independence of our external auditors. In carrying out its responsibility, the Audit Committee undertakes to do many things, including:

     - Making recommendations to the Board of Directors regarding the appointment of the independent auditor to audit the books, records and accounts of the Company.

     - Evaluating the performance of the independent auditor.

     - Receiving written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Company.

     - Reviewing with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter.

     - Reviewing the Company's annual audited financial statements and the report thereon with the independent auditor and management prior to publication of such statements.

     - Reviewing with management and the independent auditor the Company's quarterly financial statements prior to the release of quarterly earnings.

     - Reviewing major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

     - Meeting periodically with management to review the Company's financial risk exposures and the steps management has taken to monitor and control such exposures.

     - Reviewing with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

     The Audit Committee recently revised its charter to provide that TDY's senior internal auditing executive reports directly and separately to the Chair of the Audit

Committee and the Chief Executive Officer of TDY. A copy of the Amended and Restated Charter is attached as Annex A.

     The Audit Committee meets the size, independence and experience requirements of the New York Stock Exchange, except as follows. Since Mr. Bozzone within the last three years has been an executive officer of ATI, the Board of Directors specially determined, in accordance with its business judgment and New York Stock Exchange requirements, that Mr. Bozzone's membership on the Audit Committee is required by the best interests of the Company and its stockholders. The Board believes that, among other things, Mr. Bozzone's membership on the Audit Committee will facilitate and assist in assuring TDY's compliance with various continuing obligations under our Separation and Distribution Agreement with ATI and related spin-off documents.

     The report of the Audit Committee is included under "Item 3 on Proxy Card -- Ratification of Selection of Independent Auditors."

GOVERNANCE COMMITTEE

     The members of the Governance Committee are:

          C. Fred Fetterolf, Chair
          Frank V. Cahouet
          Diane C. Creel
          Michael T. Smith

     The Governance Committee had four meetings in 2001.

     The Governance Committee undertakes to:

     - Make recommendations to the Board of Directors with respect to candidates for nomination as new Board members and with respect to incumbent directors for nomination as continuing board members.

     - Make recommendations to the Board of Directors concerning the memberships of committees of the Board and the Chairpersons of the respective committees.

     - Make recommendations to the Board of Directors with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board and its committees.

     - Administer our formal compensation programs for directors, including the Teledyne Technologies Incorporated 1999 Non-Employee Director Stock Compensation Plan.

     - Make recommendations to the Board of Directors concerning the composition, organization and operations of the Board of Directors, including the orientation of new members and the flow of information.

     - Evaluate Board tenure policies as well as policies covering the retirement or resignation of incumbent directors.

     The Governance Committee will consider stockholder recommendations for nominees for director. Any stockholders interested in suggesting a nominee should follow the procedures outlined in "Other Information -- 2003 Annual Meeting and Stockholder Proposals."

PERSONNEL AND COMPENSATION COMMITTEE

     The members of the Personnel and Compensation Committee are:

          Charles J. Queenan, Jr., Chair
          Diane C. Creel
          Charles Crocker
          C. Fred Fetterolf
          Michael T. Smith

     The Personnel and Compensation Committee held three meetings in 2001 and acted by unanimous written consent on one occasion.

     The Personnel and Compensation Committee's principal responsibilities include:

     - Making recommendations to the Board of Directors concerning general executive management organizational matters.

     - Making recommendations to the Board of Directors concerning compensation and benefits for employees who are also our directors, consulting with our Chief Executive Officer on compensation and benefit matters relating to other executive officers who are required to file reports under
       Section 16 of the Securities Exchange Act of 1934, as amended, and making recommendations to the Board of Directors concerning compensation policies and procedures relating to our executive officers.

     - Making recommendations to the Board of Directors concerning policy matters relating to employee benefits and employee benefit plans.

     - Administering our formal incentive compensation plans.

                             DIRECTOR COMPENSATION

     Directors who are not our employees are paid an annual retainer fee of $24,000. Directors are also paid $1,200 for each Board meeting and $1,000 for each committee meeting attended. Each non-employee chair of a committee is paid an annual fee of $2,500. Directors who are our employees do not receive any compensation for their services on our Board or its committees.

     The non-employee directors also participate in the Teledyne Technologies Incorporated 1999 Non-Employee Director Stock Compensation Plan, as amended (the "Director Stock Plan"). The purpose of the Director Stock Plan is to provide non-employee directors with an increased personal interest in our performance.

     Under the Director Stock Plan, options to purchase 2,000 shares of our Common Stock were granted to then non-employee directors both on the date of our spin-off from ATI and at the conclusion of our 2000 Annual Meeting. Under the Director Stock Plan, from and after the 2001 Annual Meeting, options to purchase 4,000 shares of our Common Stock are granted at the conclusion of each Annual Meeting of Stockholders. If a non-employee director first becomes a director on a date other than an Annual Meeting date, an option covering 2,000 shares of our Common Stock is granted to such non-employee director on his or her first date of Board service. The purchase price of our Common Stock covered by these options is the fair market value of our Common Stock on the date the option is granted. Options granted under the Director Stock Plan terminate 10 years from the date of grant.

     The Director Stock Plan provides that each non-employee director will receive at least 25% of the annual retainer fee in the form of our Common Stock and/or options to acquire our Common Stock. Each director may elect a greater percentage (in 25% increments). A director may also elect to defer 25%, 50% or 75% of the annual retainer under our Executive Deferred Compensation Plan. Options granted under this part of the Director Stock Plan are intended to provide each electing director with options having an exercise value on the date of grant equal to the foregone fees; that is, the difference between the exercise price and the market price of the underlying shares of Common Stock on the date of grant is intended to be equal to the foregone fees. Effective in 2001, under the Director Stock Plan, directors may elect to have all of their meeting fees paid in all cash, all stock or all options.

     Of the 200,000 shares of Common Stock authorized for issuance under the Director Stock Plan, at February 28, 2002, 13,526 shares have been issued and options in respect of 93,490 shares have been granted. The outstanding options have exercise prices ranging from $6.31 to $22.47 and expiration dates ranging from November 29, 2009 to February 26, 2012. At February 28, 2002, there were 92,984 shares available for issuance under the Director Stock Plan.

                            ITEM 2 ON PROXY CARD --
                     APPROVAL OF 2002 STOCK INCENTIVE PLAN

     Our Board of Directors has adopted and approved a compensation plan sponsored and maintained by the Company, namely the Teledyne Technologies Incorporated 2002 Stock Incentive Plan (the "2002 Incentive Plan"). The continued effectiveness of the 2002 Incentive Plan after the date of the Annual Meeting is subject to the approval of the 2002 Incentive Plan by our stockholders. Stockholder approval of the 2002 Incentive Plan is desired, among other reasons, to ensure the tax deductibility by the Company of awards under the 2002 Incentive Plan under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Approval of the 2002 Incentive Plan by the stockholders requires the affirmative vote of at least a majority of the shares present in person or by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to approve the 2002 Incentive Plan. If you abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as having been voted on the proposal and will not affect the outcome of the vote. Brokers will not have any discretionary voting privilege with respect to this proposal.

     The following summary of the 2002 Incentive Plan is qualified in its entirety by reference to the complete text of such plan, which appears as Annex B to this Proxy Statement.

     No awards have been made under the 2002 Incentive Plan. For information regarding awards made under the Teledyne Technologies Incorporated 1999 Incentive Plan, as amended (the "1999 Incentive Plan"), see "1999 Incentive Plan -- As Amended by the 2002 Incentive Plan" below. If our stockholders approve the 2002 Incentive Plan, the 1999 Incentive Plan will be amended to the extent provided under the "1999 Incentive Plan -- As Amended by the 2002 Incentive Plan."

2002 INCENTIVE PLAN

     ADMINISTRATION. The 2002 Incentive Plan is administered by the Personnel and Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee has sole discretion to interpret the 2002 Incentive Plan, establish and modify administrative rules, impose conditions and restrictions on awards, to issue new options in substitution for previously-granted options, and to take such other actions as it deems necessary or advisable. However, the actions of the Committee shall be subject to stockholder approval where approval is required by the Code or under any applicable law or rule of any stock exchange on which Common Stock or other voting securities of TDY are listed. Further, the Committee cannot cause or otherwise provide for repricing of any award unless such repricing is subject to stockholder approval. With respect to participants who are not subject to
Section 16 of the Securities Exchange Act of 1934, as amended, the Committee may delegate its authority under the 2002 Incentive Plan to one or more officers or employees of the Company.

     AMOUNT OF STOCK. The 2002 Incentive Plan provides for awards of up to 2,400,000 shares of TDY Common Stock, 1,000,000 of which may be allocated to awards of incentive stock options as defined in Section 422 of the Code ("incentive stock options"). No more than 360,000 shares of Common Stock may be issued under the 2002 Incentive Plan as "full value" award shares (which includes restricted stock). The number of shares available for issuance under the 2002 Incentive Plan is subject to anti-dilution adjustments upon the occurrence of significant corporate events. The shares of Common Stock offered under the 2002 Incentive Plan will be either authorized and unissued shares or issued shares that have been reacquired by the Company. Shares underlying awards that are terminated, canceled or forfeited may be subject to new awards under the 2002 Incentive Plan.

     ELIGIBILITY AND PARTICIPATION. All officers and key employees of the Company or any of its subsidiaries will be eligible to participate, including officers who are also directors of the Company or its subsidiaries. The Committee may also grant awards to non-employees who, in the judgment of the Committee, render significant service to the Company or any of its subsidiaries. No participant can receive awards under the 2002 Incentive Plan in any calendar year in respect of more than 360,000 shares of our Common Stock and $1,000,000 in cash.

     AMENDMENT OR TERMINATION. The 2002 Incentive Plan expires by its terms on February 26, 2012, but the Committee has the power to terminate it earlier. The Committee establishes expiration and exercise dates on an award-by-award basis. However, options and stock appreciation rights issued under the 2002 Incentive Plan must terminate 10 years from the date of grant. The Board of Directors of the Company has the power to amend the 2002 Incentive Plan at any time; provided, however, that the actions of the Committee shall be subject to stockholder approval where approval is required by the Code or under any applicable law or rule of any stock exchange on which Common Stock or other voting securities of TDY are listed. Further, the Committee cannot cause or otherwise provide for repricing of any award unless such repricing is subject to stockholder approval. No amendment or termination of the 2002 Incentive Plan will, without the applicable participant's consent, adversely affect an award under the 2002 Incentive Plan.

     STOCK OPTIONS. The Committee may grant to a participant incentive stock options, options which do not qualify as incentive stock options ("non-qualified stock options") or a combination of incentive and non-qualified stock options. The terms and conditions of stock option grants, including the quantity, price, waiting periods, and other conditions on exercise, are determined by the Committee. Incentive stock option grants are to be made in accordance with Section 422 of the Code.

     The exercise price for stock options is determined by the Committee at its discretion, provided that the exercise price per share of any option cannot be less than 85% of the fair market value of one share of Common Stock on the date when the stock option is granted. The exercise price per share of each incentive stock option, however, must be at least equal to 100% of the fair market value of one share of Common Stock on the date on which the stock option is granted.

     Restoration options may be granted in connection with the exercise of non-qualified stock options which a participant exercises by delivering shares of Common Stock or by having withheld shares from those otherwise issuable upon the exercise of non-qualified stock option, or with respect to which the participant's tax withholding liability is met by delivering shares or having shares withheld. In general, a restoration option entitles the holder to purchase a number of shares of Common Stock equal to the number of shares so delivered or withheld upon exercise of the original option. A restoration option will have a per share exercise price of not less than the fair market value of the underlying shares of Common Stock on the date of grant of the restoration option and have a term equal to the remaining term of the original option at the time that the original option is exercised.

     Generally, the Committee has discretion to establish in each award agreement under the 2002 Incentive Plan the circumstances in which a participant's termination of employment with the Company or one of its subsidiaries will affect the participant's options. Unless the Committee determines otherwise in a particular award agreement, the following rules will apply to the treatment of options upon a termination of employment.

     Except as described below, if an option holder's employment ends, any options that are not then vested will terminate immediately. Any options that are then vested will terminate on the earlier of:

     - The scheduled expiration date set forth in the award agreement under which the options were granted; or

     - Whichever of the following dates is applicable to the option holder:

      - Death -- options vest in full and are exercisable by the option holder's beneficiary for one year after the date of death.

      - Retirement or Disability -- options will continue to vest and become exercisable in accordance with the stock option agreement for the remaining term of the option.

      - Any Reason Other than Death, Disability or Retirement -- vested options will continue to be exercisable for 30 days after the date the option holder's employment ends.

     Subject to the Committee's discretion, payment for Common Stock on the exercise of stock options may be made in cash, Common Stock, a combination of cash and Common Stock or in any other form of consideration acceptable to the Committee (including one or more "cashless" exercise forms).

     STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. SARs entitle a participant to receive, upon exercise of the SAR, a payment equal to (i) the excess of the fair market value of a share of Common Stock on the exercise date over the SAR exercise price, multiplied by (ii) the number of shares of Common Stock with respect to which the SAR is exercised. Upon exercise of SARs issued in tandem with stock options, the number of shares of Common Stock covered by the SAR's related stock option, if any, are correspondingly reduced.

     SARs granted in tandem with options are generally governed by the same terms and conditions as govern the related stock option and may only be exercised to the extent the related stock option is exercisable.

     The exercise prices of SARs are determined by the Committee, but they cannot be less than 85% of the fair market value of a share of Common Stock on the date of grant. However, in the case of SARs granted in tandem with stock options, the exercise price may not be less than the exercise price of the related stock option. Upon exercise of SARs, payment is made in cash or in shares of Common Stock, or a combination of cash and shares of Common Stock, as determined at the discretion of the Committee.

     RESTRICTED SHARES. The Committee may award to a participant shares of Common Stock subject to specified restrictions ("Restricted Shares"). The Restricted Shares are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period (the "Forfeiture Period") and/or the attainment of specified performance targets over the Forfeiture Period. The terms and conditions of Restricted Share awards are determined by the Committee, but the Forfeiture Period cannot be less than three years unless forfeiture of the applicable Restricted Shares is based on failure to meet certain performance targets or is otherwise determined to be performance-based. For participants who are subject to Section 162(m) of the Code, the performance targets would be established by the Committee, in its discretion, based on one or more specific measures. These measures include operating income, operating profit, earnings per share, return on investment or working capital, return on stockholders' equity, economic value added, reductions in inventory, inventory turns and on-time delivery performance. They may be measured with respect to the Company or any or more of its subsidiaries or divisions. They may be in absolute terms or compared to another company or companies. Such performance targets may also include quantifiable, objective measures of individual performance relevant to the participant's job responsibilities.

     Participants who have been awarded Restricted Shares will have all of the rights of a holder of outstanding Common Stock, including the right to vote such shares and to receive dividends. During the Forfeiture Period, the Restricted Shares are nontransferable and may be held in custody by the Company or its designated agent, or if the certificate contains a proper restrictive legend, by the participant. Upon the lapse or release of all restrictions, an unrestricted certificate will be provided to the participant.

     The Committee, in its sole discretion, may waive all restrictions with respect to a Restricted Share award under certain circumstances (including the death, disability, or retirement of a participant, or a material change in circumstances arising after the date of grant) subject to such terms and conditions as it deems appropriate.

     PERFORMANCE AWARDS. The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company, the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, Common Stock or a combination thereof, as determined by the Committee.

     Award periods will be established at the discretion of the Committee. The performance targets will also be determined by the Committee and may, but need not, include specified levels of earnings per share, return on investment, return on stockholders' equity and/or such other goals related to the Company's or the individual's performance as are deemed appropriate by the Committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets would be established by the Committee, in its discretion, based on one or more of the specific measures described above under "Restricted Shares." To the extent not inconsistent with Section 162(m) or if a participant is not subject to Section 162(m), when circumstances occur which cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, in its discretion, may adjust the performance targets.

     If a participant terminates employment prior to the end of an award period, the participant generally will forfeit all rights to any performance award, unless otherwise provided by the Committee. The Committee, in its discretion, may determine to pay all or any portion of a performance award to a participant who has terminated employment prior to the end of an award period under certain circumstances (including death, disability, retirement or a material change in circumstances arising after the date of grant).

     OTHER AWARDS. The Committee is authorized to grant any stock purchase rights (with or without loans to participants by the Company) or any other cash awards, Common Stock awards or other types of awards which are valued in whole or in part by reference to the value of Common Stock. The Committee at its discretion will determine the terms and conditions of such awards and the participants eligible for such awards.

     SHORT-TERM CASH AWARDS. The 2002 Incentive Plan authorizes performance-based annual cash incentive compensation to be paid to covered employees subject to Section 162(m) of the Code. The material terms of the annual incentive compensation feature of the 2002 Incentive Plan are as follows:

     - The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Committee to be subject to Section 162(m) of the Code.

     - The targets for annual incentive payments to "covered employees" (as defined in Section 162(m) of the Code), will consist only of the specific performance targets discussed under the section titled "Restricted Shares" above. Use of any other target will require ratification by the stockholders if failure to obtain such approval would jeopardize tax deductibility of future incentive payments. Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

     - In administering the incentive program and determining incentive awards, the Committee will not have the flexibility to pay a covered executive more than the incentive amount indicated by his or her attainment of the performance target under the applicable payment schedule. The Committee will have the flexibility, based on its business judgment, to reduce this amount.

     CHANGE IN CONTROL. In the event of a change in control, to the extent provided in an award agreement, stock options and SARs immediately become exercisable, the restrictions on all Restricted Shares lapse and all performance awards immediately become payable. In general, events which constitute a change in control include: (i) acquisition by a person, other than the Company, one of its subsidiaries or a Company benefit plan, of 25% or more of the outstanding Common Stock; (ii) individuals who constitute the Board as of the effective date of the 2002 Incentive Plan (the "Incumbent Board") no longer constituting at least two-thirds of the Board without prior approval by a majority vote of the Incumbent Board; (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or sale or other disposition of substantially all of the assets of the Company.

     TAX CONSEQUENCES. The following is a summary of the principal federal income tax consequences of 2002 Incentive Plan benefits under present tax law. The summary is not intended to be exhaustive. It does not describe state, local or foreign tax consequences.

     Stock Options. No tax is incurred by the participant, and no amount is deductible by the Company, upon the grant of a stock option. At the time of exercise of a non-qualified stock option, the difference between the exercise price and the fair market value of Common Stock will constitute ordinary income to the participant. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of the option.

     In the case of incentive stock options, although no income is recognized upon exercise and the Company is not entitled to a deduction, the excess of the fair market value of Common Stock on the date of exercise over the exercise price is counted in determining the participant's alternative minimum taxable income. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt and within two years after the grant of the incentive stock option, gain or loss recognized on the disposition of the shares will be treated as long-term capital gain or loss.

     In the event of an earlier disposition of shares acquired upon the exercise of an incentive stock option, the participant may recognize ordinary income to the extent of the excess of the fair market value of Common Stock on the date of exercise over the exercise price, and capital gain to the extent of the excess of the amount realized on the sale of the Common Stock over the optionee's basis in the Common Stock (generally, the exercise price plus any ordinary income paid with respect to such earlier disposition), and the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the participant, when recognized by the participant. Whether the capital gain recognized is long-term or short-term will depend upon whether the one-year capital gain holding period has been met.

     SARs. A participant will not recognize any income at the time of grant of SARs. Upon the exercise of SARs, the cash and the value of any Common Stock received will constitute ordinary income to the participant. The Company will be entitled to a deduction in the amount of such income at the time of exercise.

     Restricted Shares. A participant will normally not recognize taxable income upon an award of Restricted Shares, and the Company will not be entitled to a deduction, until the lapse of the applicable restrictions. Upon the lapse of the restrictions, the participant will recognize ordinary taxable income in an amount equal to the fair market value of Common Stock as to which the restrictions have lapsed, and the Company will be entitled to a deduction in the same amount. However, a participant may elect under Section 83(b) of the Code to recognize taxable ordinary income in the year the Restricted Shares are awarded in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, the Company will then be entitled to a deduction in the same amount. Any gain or loss subsequently recognized by the participant will be a capital gain or loss. If, after making a Section 83(b) election, any Restricted Shares are forfeited, or if the fair market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim a tax deduction for the loss.

     Performance Awards and Other Awards. Normally, a participant will not recognize taxable income upon the award of such grants. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Common Stock received will constitute ordinary income to the participant. The Company will also then be entitled to a deduction in the same amount.

     Discretionary Gross-Up for Taxes. The Committee has discretion as to any award under the 2002 Incentive Plan to grant a participant a separate cash amount at exercise, vesting or lapse of restrictions to meet mandatory tax withholding obligations or reimburse a participant for any individual taxes paid.

     Section 162(m). The 2002 Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m) of the Code. This section imposes limits on tax deductions for annual compensation paid to the chief executive officer and other highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under law. The Committee, however, may determine in any year that it would be in the best interests of the Company for awards to be paid under the 2002 Incentive Plan that would not satisfy the requirements of Section 162(m).

1999 INCENTIVE PLAN -- AS AMENDED BY THE 2002 INCENTIVE PLAN

     Teledyne Technologies has a 1999 Incentive Plan. The 1999 Incentive Plan was approved by the Company's stockholders on June 1, 2000. The 1999 Incentive Plan provides that the Company may issue a maximum of 4,000,000 shares of Common Stock, and if the number of issued and outstanding shares of Common Stock is increased after January 26, 2000, the total number of shares available for issuance under 1999 Incentive Plan will be increased by 10% of that increase. However, if the 2002 Incentive Plan is approved by the Company's stockholders, the number of shares available under the 10% evergreen provision described in the preceding sentence will be limited to an additional 2,500,000 shares. As a result of the Company's public offering completed in the third quarter of 2000, 460,500 additional shares were made available for issuance under the 1999 Incentive Plan. The 2002 Incentive Plan does not replace the 1999 Incentive Plan, which will continue to exist on its own terms, but subject to the amendments described below.

     The 2002 Incentive Plan by its own terms amends the 1999 Incentive Plan in four areas. First, it amends the 10% evergreen provision contained in the 1999 Incentive Plan, by providing that no more than 2,500,000 shares may be issued under the 1999 Incentive

Plan by virtue of such provision. Second, it provides that no more than 550,000 shares of Common Stock may be issued under the 1999 Incentive Plan as "full value" awards (which would include restricted shares). Third, it amends the 1999 Incentive Plan to provide that the exercise price per share of any non-qualified stock option cannot be less than 85% of the fair market value of one share of Common Stock on the date when the stock option is granted. Fourth, it amends the 1999 Incentive Plan to provide that options and stock appreciation rights issued under the 1999 Incentive Plan must terminate 10 years from the date of grant. These amendments to the 1999 Incentive Plan do not affect or alter awards heretofore granted under the 1999 Incentive Plan.

     Of the 4,460,500 shares registered and approved for listing on the New York Stock Exchange with respect to the 1999 Incentive Plan, there were 133,208 shares available for issuance as of February 28, 2002. This amount takes into account 266,672 shares reserved for potential issuance under the Performance Share Plan if the performance goals for the 2000-2002 award period are achieved at target. Additional shares could eventually be issued under the 1999 Incentive Plan as a result of the previously approved 10% evergreen provision contained in such plan, but such amount would be capped by the 2002 Incentive Plan. If the 2002 Incentive Plan is approved, up to 2,039,500 additional shares could become available for potential issuance under the 1999 Incentive Plan depending on the Company's issued and outstanding shares of Common Stock after January 26, 2000 (after considering that, as a result of our 2000 public offering, 460,500 shares have already been registered and listed with respect to the 1999 Incentive Plan under this 10% evergreen provision). The 1999 Incentive Plan has no fixed expiration date.

     If the 2002 Incentive Plan is not approved, the 1999 Incentive Plan will not be amended and would continue in the form previously approved by the Company's stockholders.

     1999 INCENTIVE PLAN OPTIONS. The following table describes options to purchase our Common Stock issued and outstanding under the 1999 Incentive Plan at February 28, 2002. This table includes options to purchase ATI common stock that were held by our employees at the time of our November 29, 1999 spin-off, which were converted into options to purchase our Common Stock in accordance with the terms of the spin-off documents, principally the Employee Benefits Agreement dated as of November 29, 1999.

               OUTSTANDING OPTIONS UNDER THE 1999 INCENTIVE PLAN

                                  NUMBER OF SHARES
                                 UNDERLYING OPTIONS   EXERCISE PRICE
NAME                                  GRANTED           ($/SHARE)        EXPIRATION DATE
----                             ------------------   --------------   --------------------
Robert Mehrabian...............          1,527            $13.59       August 16, 2006
                                         1,487            $ 9.41       December 12, 2006
                                         7,031            $ 9.96       January 2, 2007
                                         1,527            $17.60       May 1, 2007
                                         1,652            $11.50       January 2, 2008
                                        30,534            $16.95       February 11, 2008
                                        30,534            $13.35       December 17, 2008
                                       300,000            $ 8.94       November 30, 2009
                                        60,000            $ 9.67       January 25, 2010
                                        60,000            $19.56       February 20, 2011
                                        60,000            $14.48       January 22, 2012
Robert J. Naglieri.............         20,000            $24.88       October 3, 2010
                                        20,000            $19.56       February 20, 2011
                                        30,000            $14.48       January 22, 2012
John T. Kuelbs.................         70,000            $ 8.94       November 30, 2009
                                        20,000            $ 9.67       January 25, 2010
                                        30,000            $19.56       February 20, 2011
                                        30,000            $14.48       January 22, 2012
Dale A. Schnittjer.............         14,695            $ 8.42       June 29, 2005
                                        11,450            $16.95       February 11, 2008
                                        11,450            $13.35       December 17, 2008
                                        10,000            $ 9.67       January 25, 2010
                                        12,000            $19.56       February 20, 2011
                                        12,000            $14.48       January 22, 2012
James M. Link..................         15,000            $13.00       July 23, 2011
                                        14,500            $14.48       January 22, 2012
Executive Group (5 persons)....        875,387                  (a)    (b)(e)
Non-Executive Group (334
  persons).....................      2,488,827                  (c)    (d)(e)

---------------

(a) Exercise prices range from $8.42 per share to $24.88 per share.

(b) Expiration dates range from June 29, 2005 to January 22, 2012.

(c) Exercise prices range from $5.57 per share to $28.69 per share.

(d) Expiration dates range from March 9, 2004 to February 15, 2012.

(e) Options granted since the spin-off have a maximum term of 10 years from the date of grant, as provided in the various option award agreements.

     ATI PERFORMANCE SHARE PROGRAM. As a result of the spin-off and in accordance with the Employee Benefits Agreement, the three-year award period under the ATI Performance Share Program (the "ATI PSP") established in 1998 was terminated and the award period shortened to cover the two-year period of January 1, 1998 through December 31, 1999. The table on page 37 sets forth information in regard to shares and cash amounts issued to Dr. Mehrabian and Mr. Schnittjer, the only two named executives who participated in the ATI PSP, and the non-executive group. No more amounts remain to be issued or paid under the ATI PSP.

     ATI STOCK ACQUISITION AND RETENTION PROGRAM. As a result of the spin-off, in accordance with the Employee Benefits Agreement and the ATI Stock Acquisition and Retention Program, 24,921 restricted shares were issued under the 1999 Incentive Plan to Dr. Mehrabian and aggregate of 71,167 shares to six other TDY employees who had been participants in the ATI Stock Acquisition and Retention Program. Teledyne Technologies established a Restricted Stock Award Program under the 1999 Incentive Plan to replace the ATI Stock Acquisition and Retention Program.

     2000-2002 PERFORMANCE SHARE PROGRAM. In January 2000, the Committee established under the 1999 Incentive Plan a three-year award performance cycle commencing January 1, 2000. There are 25 participants in the Performance Share Program for this cycle. The table on page 38 sets forth information for the 2000-2002 award period with respect to the named executives, the named executives as a group and the non-executive group. The amounts included in the Estimated Future Payout columns represent the potential payments of Common Stock and of cash to the named executives depending on the level of achievement (i.e., threshold, target or maximum) of the performance goals for the three-year period award period. Participants will not receive any payment of Common Stock or cash under the program if TDY and/or the designated business unit do not achieve the threshold level of performance objectives during the award period.

     RESTRICTED STOCK AWARD PROGRAM. Under the 1999 Incentive Plan, in July 2000, the Company established a Restricted Stock Award Program (the "RSAP") to replace the ATI Stock Acquisition and Retention Program. An award in respect of an aggregate of 54,314 Restricted Shares was granted to 14 selected officers and key executives on July 25, 2000 and an award in respect of an aggregate of 62,411 Restricted Shares was granted to 15 selected officers and key executives on January 22, 2002. With respect to the July 2000 award, a total of 6,854 shares was forfeited upon the termination of employment of two recipients. In each case, the award of Restricted Shares made to the recipient had an aggregate fair market value equal to 30% of the recipient's annual base salary as of the date of grant. For the purpose of this calculation, fair market value was based on the average of the high and low closing prices of a share of Common Stock as reported on the New York Stock Exchange for the 20 trading days preceding the date of the award. For the July 2000 grant, the fair market value was determined to be $17.62 per share and for the January 2002 grant, the fair market value was determined to be $16.41 per share. The restrictions are subject to both a time-based and performance based component. In general, with exceptions for retirement, disability and a change in control, each recipient must continue in the employment of the Company for three years from the date of grant or the shares are forfeited. For the July 2000 award, the performance-based component is based on achievement of specified levels of operating profit, revenue and return to shareholders during the three-year period ending December 31, 2002. For the January 2002 award, the performance-based component is based on return to shareholders at the end of the three-year period ending December 31, 2004.

     The following tables set forth the awards of Restricted Shares made to the named executives, the named executives as a group and the non-executive group in July 2000 and January 2002, respectively.

     RESTRICTED SHARES ISSUED UNDER 1999 INCENTIVE PLAN -- JULY 2000 AWARD

     Performance Period -- January 1, 2000 through December 31, 2002 Restrictive Period -- Ends July 25, 2003
     Restricted Share Issuance Price -- $17.62

                                                                  NUMBER OF
NAME                                                          RESTRICTED SHARES
----                                                          -----------------
Robert Mehrabian...........................................         9,619
Robert J. Naglieri.........................................              (a)
John T. Kuelbs.............................................         5,306
Dale A. Schnittjer.........................................         2,980
James M. Link..............................................              (a)
Executive Group (3 persons)................................        17,905
Non-Executive Group (9 persons)............................        29,555(b)

---------------

(a) Messrs. Naglieri and Link were not employed by the Company on July 25, 2000, and accordingly did not receive any Restricted Shares.

(b) Excludes awards in respect of an aggregate of 6,854 Restricted Shares to two employees whose employment has terminated and whose shares were forfeited.

    RESTRICTED SHARES ISSUED UNDER 1999 INCENTIVE PLAN -- JANUARY 2002 AWARD

     Performance Period -- January 1, 2002 through December 31, 2004 Restrictive Period -- Ends January 22, 2005
     Restricted Share Issuance Price -- $16.41

                                                                  NUMBER OF
NAME                                                          RESTRICTED SHARES
----                                                          -----------------
Robert Mehrabian...........................................        10,330
Robert J. Naglieri.........................................         5,485
John T. Kuelbs.............................................         5,866
Dale A. Schnittjer.........................................         3,518
James M. Link..............................................         4,205
Executive Group (5 persons)................................        29,404
Non-Executive Group (10 persons)...........................        33,007

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2002 INCENTIVE
                                     PLAN.

   ITEM 3 ON PROXY CARD -- RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     Ernst & Young LLP ("Ernst & Young") has served as independent auditors for the Company since the November 29, 1999 spin-off. Ernst & Young had served as independent auditors for ATI and predecessors since 1980. The Board of Directors believes that Ernst & Young is knowledgeable about the Company's operations and accounting practices and is well qualified to act in the capacity of independent auditors.

     The proposal to ratify the selection of Ernst & Young will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young as independent auditors for 2002. If you specifically abstain from voting on the proposal, your shares will, in effect, be voted against the proposal. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the selection of Ernst & Young, the Board will reconsider the appointment of independent auditors. It is expected that representatives of Ernst & Young will be present at the meeting and will have an opportunity to make a statement and respond to appropriate questions.

                       THE BOARD OF DIRECTORS RECOMMENDS
                    A VOTE FOR RATIFICATION OF THE SELECTION
                          OF THE INDEPENDENT AUDITORS.

AUDIT FEES

     Ernst & Young has billed the Company $566,000, in the aggregate, for professional services rendered by them for the audit of the Company's annual financial statements for the Company's 2001 fiscal year and the reviews of the interim financial statements included in the Company's Quarterly Reports on Form 10-Q for the Company's 2001 fiscal year.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young did not provide the Company with any professional services related to financial information systems design and implementation as described in Rule 2-01 of Regulation S-X.

ALL OTHER FEES

     Ernst & Young has billed the Company $282,000, in the aggregate, for professional services rendered by Ernst & Young for all other services, principally audit-related services in connection with the Company's employee benefit plans and our acquisition of Advanced Pollution Instrumentation, Inc.

     In making its recommendation to ratify the appointment of Ernst & Young as the Company's independent auditors for the fiscal year ending December 29, 2002, the Audit Committee considered whether the provision of non-audit services by Ernst & Young is compatible with maintaining Ernst & Young's independence.

AUDIT COMMITTEE REPORT

     The following report of the Audit Committee is included in accordance with the rules and regulations of the Securities and Exchange Commission. It is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

                           REPORT OF AUDIT COMMITTEE

     The following is the report of the Audit Committee with respect to the audited financial statements for the fiscal year ended December 30, 2001 (the "Financial Statements") of Teledyne Technologies Incorporated (the "Company").

     The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, as amended and restated as of January 22, 2002, which has been adopted by the Board of Directors. A copy of the Amended and Restated Charter is attached to the Proxy Statement as Annex A. The Audit Committee is comprised of five directors. Except for Robert P. Bozzone, the members meet the independence requirements under applicable provisions of the New York Stock Exchange listing standards. Since within the last three years Mr. Bozzone had been an executive officer of ATI, the Board of Directors specially reviewed his membership, and following discussion, determined in accordance with its business judgment and New York Stock Exchange requirements, that his membership was required by the best interests of the Corporation and its stockholders.

     Management is responsible for the Company's internal controls and financial reporting process. Ernst & Young LLP ("Ernst & Young"), the Company's independent accountants, are responsible for performing an independent audit of the Company's Financial Statements. The Audit Committee reviewed and discussed the Company's Financial Statements with management and Ernst & Young, and discussed with Ernst & Young the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee has received written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has considered the compatibility of non-audit services with Ernst & Young's independence. Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Financial Statements be included in the Company's Annual Report on Form 10-K for the year ended December 30, 2001 for filing with the Securities and Exchange Commission.

     Submitted by the Audit Committee of the Board of Directors:

    Frank V. Cahouet, Chair
    Robert P. Bozzone
    Paul S. Brentlinger
    Paul D. Miller
    Charles J. Queenan, Jr.

February 26, 2002

                                 OTHER BUSINESS

     The Company knows of no business that may be presented for consideration at the meeting other than the three action items indicated in the Notice of Annual Meeting. If other matters are properly presented at the meeting, the persons designated as proxies in your proxy card may vote at their discretion.

     Following adjournment of the formal business meeting, Dr. Robert Mehrabian, Chairman, President and Chief Executive Officer of TDY, will address the meeting and will hold a general discussion period during which the stockholders will have an opportunity to ask questions about the Company and its business.

                          STOCK OWNERSHIP INFORMATION

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The rules of the Securities and Exchange Commission require that Teledyne Technologies disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors and statutory insiders. To the best of the Company's knowledge, all of the filings for the Company's directors and statutory insiders were made on a timely basis in 2001.

FIVE PERCENT OWNERS OF COMMON STOCK

     The following table sets forth the number of shares of our Common Stock owned beneficially by each person known to us who owns beneficially more than five percent of our outstanding Common Stock. As of February 28, 2002, the Company had received notice that the individuals and entities listed in the following table are beneficial owners of five percent or more of TDY Common Stock.

     In general, "beneficial ownership" includes those shares that a person has the power to vote or transfer, and options to acquire Common Stock that are exercisable currently or within 60 days.

                                                    NUMBER OF    PERCENT
       NAME AND ADDRESS OF BENEFICIAL OWNER          SHARES      OF CLASS
       ------------------------------------         ---------    --------
David J. Greene & Co. LLC (1).....................  1,803,399      5.6%
599 Lexington Avenue
New York, NY 10022
Mellon Financial Corporation (2)..................  1,664,273      5.2%
One Mellon Center
Pittsburgh, PA 15258
Richard P. Simmons (3)............................  2,092,287      6.5%
Birchmere
Quaker Hollow Road
Sewickley, PA 15143
Singleton Group LLC (4)...........................  1,999,990      6.3%
335 North Maple Drive, Suite 177
Beverly Hills, CA 90210
The TCW Group, Inc. (5)...........................  2,274,488      7.1%
865 South Figueroa Street
Los Angeles, CA 90017

---------------

1. David J. Greene & Co. LLC, a registered investment adviser, filed a Schedule 13G on February 14, 2002. It reported shared voting power with respect to 1,374,360 shares and shared dispositive power with respect to all 1,803,399 shares.

2. Mellon Financial Corporation filed a Schedule 13G on January 22, 2002 for itself and direct and indirect subsidiaries, including Mellon Bank, N.A., in their fiduciary capacities. It reported sole voting power with respect to 1,385,904 shares, shared voting power with respect to 201,800 shares, sole dispositive power with respect to 1,660,694 shares and shared dispositive power with respect to 3,579 shares.

3. Mr. Simmons filed an amendment to his Schedule 13G on February 6, 2002. Mr. Simmons reported that as of December 31, 2001 he had the sole power to direct the voting and the disposition of all 2,092,287 shares.

4. Singleton Group LLC, jointly with William W. Singleton, Carolyn W. Singleton and Donald E. Rugg, filed a Schedule 13G on April 19, 2000. Mr. Singleton, Mrs. Singleton and Mr. Rugg reported that they share voting and dispositive power with respect to 1,999,990 shares in their capacities as managers of Singleton Group LLC. Mr. Rugg reported that he owned an additional 45 shares of TDY Common Stock directly, with respect to which he has sole voting and dispositive power.

5. The TCW Group, Inc. filed a Schedule 13G on February 13, 2002 and an amendment thereto on March 7, 2002, on behalf of itself and direct and indirect subsidiaries primarily engaged in the provision of investment management services. It reported shared voting power with respect to all 2,274,488 shares and shared dispositive power with respect to all 2,274,488 shares. It reported that as of July 6, 2001, the ultimate parent of The TCW Group, Inc. is Societe Generale, S.A., a corporation formed under the laws of France and whose principal business is acting as a holding company for a global financial services group. It also reported that, in accordance with Securities and Exchange Commission Release No. 34-39538 dated January 12, 1998 and due to the separate management and independent operation of its business units, Societe Generale, S.A. disclaims beneficial ownership of these shares.

STOCK OWNERSHIP OF MANAGEMENT

     The following table shows the number of shares of Common Stock reported to the Company as beneficially owned by (i) each of our directors and named executives and (ii) all of our directors and named executives as a group, in each case based upon the beneficial ownership of such persons of Common Stock as reported to us as of February 28, 2002, including shares as to which a right to acquire ownership exists (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

                                                    NUMBER OF    PERCENT OF
                 BENEFICIAL OWNER                    SHARES        CLASS
                 ----------------                   ---------    ----------
Robert Mehrabian..................................   451,994          *
Robert L. Naglieri................................    21,319          *
John T. Kuelbs....................................   113,326(1)       *
James M. Link.....................................     4,205          *
Dale A. Schnittjer................................    61,052          *
Robert P. Bozzone.................................   769,263(1)     2.4%
Paul S. Brentlinger...............................    17,295(1)       *
Frank V. Cahouet..................................    34,856          *
Diane C. Creel....................................     9,341          *
Charles Crocker...................................       511          *
C. Fred Fetterolf.................................    14,910(1)       *
Paul D. Miller....................................       -0-          *
Michael T. Smith..................................     8,527(1)       *
Charles J. Queenan, Jr. ..........................   113,109(1)       *
All directors and executives
  as a group (14 persons).........................  1,619,708(1)    5.0%

---------------

*  Less than one percent.

1. The amounts shown include shares to which beneficial ownership is disclaimed as follows: 2,525 shares owned by Mr. Kuelbs's wife; 34,285 shares owned by Mr. Bozzone's wife; 28 shares held by Mr. Brentlinger's wife; 371 shares owned by the Fetterolf Family Foundation; 200 shares owned by Mr. Smith's wife; and 10,028 shares owned by Mr. Queenan's wife.

2001 REPORT ON EXECUTIVE COMPENSATION

     The following report of the Personnel and Compensation Committee is included in accordance with the rules and regulations of the Securities and Exchange Commission. It is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.

                     2001 REPORT ON EXECUTIVE COMPENSATION

     This report on executive compensation is furnished by the Personnel and Compensation Committee (the "Committee") of the Board of Directors of Teledyne Technologies Incorporated ("TDY" or the "Company"). This report acknowledges the resignation of Nickolas L. Blauwiekel as Vice President, Human Resources of TDY, effective February 6, 2001. This report is not incorporated by reference into any of the Company's registration statements filed under the Securities Act of 1933.

     Effective November 29, 1999, the Company was spun-off from Allegheny Teledyne Incorporated, now known as Allegheny Technologies Incorporated ("ATI"). In connection with the spin-off, TDY's executive compensation program was established, having its genesis in the program established by ATI. Pursuant to the Employee Benefits Agreement dated November 29, 1999, between the Company and ATI executed in connection with the spin-off (the "Employee Benefits Agreement"), the Company was contractually required to take various actions with respect to certain executive benefit plans and programs. Since the spin-off, the Committee has approved various modifications to the Company's executive compensation program to enable the Company to be more competitive and aligned with high technology businesses and, thus, better assure attraction and retention of quality management. The Committee did not engage any outside executive compensation consultant with respect to TDY's original adoption of its executive compensation program. However, Hewitt Associates LLC recently reviewed TDY's current executive compensation program from a competitive marketplace perspective. In addition, Watson Wyatt & Company and Hewitt Associates LLC each have from time to time provided TDY with compensation and benefits advice and data. The Committee also has considered publicly available market and other data on executive compensation matters.

EXECUTIVE COMPENSATION POLICY

     The Committee has determined that total compensation for TDY executives would be comprised of three general characteristics:

     - It will be competitive in the aggregate, using a set of business and labor market competitors (by industry segment, as appropriate) to gauge the competitive market place.

     - It will be performance oriented, with a substantial portion of the total compensation tied to internal and external measures of Company performance.

     - It will promote long-term careers at TDY.

     Consistent with these characteristics, the Committee adopted the following policy for base salaries, short-term incentives and long-term incentives.

     BASE SALARY. Base salary for all management positions will be at the unit's industry/market median for comparable positions unless there are sound reasons, such as competitive factors, for varying significantly from industry medians. "Judgment" will always be the guiding factor in base salary determinations, as well as any other compensation issue. No system should be so rigid that it prevents the use of judgment.

     SHORT-TERM INCENTIVES. Annual Incentive Plan ("AIP") awards will allow for competitive cash compensation, based on the achievement of predefined performance measures, with up to 200 percent of the target award paid in the case of significant over-achievement. The majority of the award will be based on financial performance achievement, with a smaller portion tied to the achievement of pre-established individual goals. For 2001, 40 percent of the AIP award was tied to the achievement of predetermined levels of operating profit, 25 percent to the achievement of predetermined levels of revenue, 15 percent to the achievement of predetermined levels of accounts receivable and inventory management and 20 percent to the achievement of specific individual performance objectives. A discretionary adjustment of plus or minus 20 percent is allowed, though aggregate upward adjustments will not exceed 5 percent. All AIP awards historically have been paid from a pool equal to 7.5 percent of operating profit. For 2002, to be more aligned with the aggregate amount of historical bonus pools, such pool has been increased to 11 percent of operating profit, subject to modification by the Committee. No AIP bonus will be earned unless operating profit is positive, after accruing for bonus payments, and operating profit is at least 75 percent of the operating plan, subject in each case to modification by the Committee.

     LONG-TERM INCENTIVES.  Long-term incentives consist of three components:

     Stock options are to be awarded annually to all key employees who are nominated by management to receive an award and whose award is approved by the Committee. In practice, the amount of the award generally depends on the executive's salary grade and position.

     A three-year Performance Share Program ("PSP") opportunity, with a new "cycle" beginning every three years, is available to selected officers and key executives. The PSP provides grants of performance share units, which key Company officers and executives may earn if specified performance objectives are met over a three-year period. Forty percent of the PSP award is based on the achievement of specified levels of operating profit, 30 percent on the achievement of specified levels of revenue and 30 percent on the achievement of specified levels of return to shareholders. Under the current 2000 through 2002 cycle, for the three-year aggregate return to shareholders performance measure, the S&P SmallCap 600 Index (in which TDY is included) is the benchmark. For future cycles, the Russell 2000 Index will be the benchmark. No awards are made if the three-year aggregate operating profit is less than 75 percent of target. A maximum of 200 percent for each component can be earned if 120 percent of the target is achieved. Awards are generally paid to the participants in three annual installments after the conclusion of the performance cycle so long as they remain employed by TDY (with exceptions for retirement, disability and death). If the units are earned under the current cycle, two-thirds will be paid in TDY Common Stock and one-third will be paid in cash. For future cycles, one-half will be paid in TDY Common Stock and one-half will be paid in cash.

     A Restricted Stock Award Program ("RSAP") opportunity has also been established for selected officers and key executives, which was approved and adopted by the

Committee in 2000. The RSAP provides grants of "restricted stock", generally each calendar year, to selected officers and key executives at an aggregate fair market value equal to 30 percent of each recipient's annual base salary as of the date of the grant, unless otherwise determined by the Committee. The restrictions are subject to both a time-based and performance-based component. In general, the "restricted period" for each grant of restricted stock extends from the date of the grant to the third anniversary of such date, with the restrictions lapsing on the third anniversary. However, if the Company fails to meet certain minimum performance goals for a multi-year performance cycle (typically three years) established by the Committee as applicable to a restricted stock award, then all of the restricted stock is forfeited. If the Company achieves the minimum established performance goals, but fails to attain an aggregate level of 100 percent of the targeted performance goals, then a portion of the restricted stock would be forfeited.

     A participant cannot transfer the restricted stock during the restricted period. In addition, during the restricted period, restricted stock will be forfeited upon a participant's termination of employment for any reason. However, if the participant dies, becomes disabled or retires prior to the expiration of the applicable performance cycle, the amount of the participant's restricted stock that is not subject to forfeiture at the end of the performance cycle will be pro-rated for the portion of the performance cycle completed by the participant prior to his death, disability or retirement and that amount will become vested at the end of the performance cycle. Upon expiration of the restricted period without a forfeiture, the Company will deliver to the recipient of restricted stock one or more stock certificates for the appropriate number of shares of Company common stock, as determined by the Committee based on achievement of the specified performance objectives. The RSAP replaces, and is the successor to, the Stock Acquisition and Retention Program established by ATI (the "ATI SARP"), which the Company assumed in part in connection with the spin-off.

2001 COMPENSATION

  SHORT-TERM INCENTIVES

     ANNUAL INCENTIVE PLAN. In 2001, no AIP awards were earned since, in accordance with terms of the AIP, TDY's operating profit was less than 75% of the operating plan. However, since certain business units did perform well in 2001 as compared to their respective business unit plans and as compared to TDY as a whole, and to recognize the hard work and contributions of certain employees during a difficult year, the Committee established a special discretionary bonus pool out of the AIP pool that had been accrued on TDY's books and approved special discretionary bonus awards to select performing employees. The bonus column of the Summary Compensation Table contains any special discretionary award for 2001 to the named executives.

  LONG-TERM INCENTIVES

     STOCK OPTIONS. The Company made one annual award of stock options at the beginning of 2001 under the Teledyne Technologies Incorporated 1999 Incentive Plan, as amended (the "1999 Incentive Plan"). In addition, during 2001, stock options were granted to James M. Link (15,000 shares) when he first joined Teledyne Brown Engineering, Inc. and to select other key employees, primarily as part of recruitment and retention initiatives.

     PERFORMANCE SHARE PROGRAM. The Company's first three-year "cycle" under the PSP commenced January 1, 2000. As described above, the PSP award is based on achievement of specified levels of operating profit, revenue, and return to shareholders during the three-year period. All of the named executive officers in the Summary Compensation Table participate in the PSP, although any PSP award to Messrs. Naglieri and Link will be proportionately reduced since they joined the Company after the cycle commenced.

     In 2001, the Company made the second installment payment of awards under the shortened ATI Performance Share Program assumed in the spin-off by the Company under the Employee Benefits Agreement. An aggregate of 35,207 shares was issued to 17 participants. Of the named executive officers in the Summary Compensation Table, only Dr. Mehrabian (7,646 shares) and Mr. Schnittjer (1,806 shares) participated in this program.

     RESTRICTED STOCK AWARD PROGRAM. No shares of restricted stock were awarded under the RSAP in 2001 principally due to the large reduction in force that TDY underwent.

     ATI SARP. As a result of the spin-off, under the Employee Benefits Agreement, seven TDY executives (including three now retired executives) who had purchased or designated shares of ATI stock under the ATI SARP received distributions of common stock of TDY and Water Pik Technologies, Inc. ("Water Pik") on the purchased or designated ATI shares. The shares that they received in the spin-off as well as the original shares continue to be held as collateral for loans for purchased shares, all of which were retained by ATI, until the loans are fully paid. Restricted shares issued under the ATI SARP were converted into shares of TDY Common Stock and, except as provided below, continue to bear the restrictions set forth in the original ATI SARP. In 2000, the Committee took action to permit TDY executives who participated in the ATI SARP to use ATI and Water Pik shares that they had purchased under the ATI SARP to pay down loans for purchased shares, whether or not such shares had been held for five years as otherwise required by the ATI SARP. The Committee also released the transfer restrictions on ATI and Water Pik shares that TDY participants held as designated stock under the ATI SARP. Shares of TDY Common Stock that were purchased or designated under the ATI SARP continue to be held in accordance with the ATI SARP. In accordance with the terms of the ATI SARP, upon their retirement in 2001, three former TDY executives paid off their ATI loans and the restrictions on their shares of TDY Common Stock were removed.

CHANGE IN CONTROL SEVERANCE AGREEMENTS

     After the spin-off, the Committee recommended and the Board of Directors approved Change in Control Severance Agreements for the named officers (other than Messrs. Naglieri and Link) and selected other key executives. The Agreements for Messrs. Naglieri and Link were approved when they joined the Company. In entering into the Agreements, the Committee desired to assure that TDY will have the continued dedication of certain executives and the availability of their advice and counsel, notwithstanding the possibility of a change in control, and to induce such executives to remain in the employ of the Company. The Committee believes that, should the possibility of a change in control arise, it is imperative that TDY be able to receive and rely upon its executives' advice, if requested, as to the best interests of the Company and its stockholders without the concern that he or she might be distracted by the personal uncertainties and risks created by the possibility of a change in control. The Committee also considered arrangements offered to similarly situated executives of comparable companies. The Agreements have a three-year, automatically renewing term. The executive is entitled to severance benefits if (1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either the Company terminates the executive's employment for reasons other than cause or the executive terminates the employment for good reason. "Severance benefits" consist of:

     - A cash payment equal to three times (in the case of Dr. Mehrabian and Messrs. Naglieri, Kuelbs, and Link and one other executive) or two times (in the case of Mr. Schnittjer and seven other executives) the sum of (i) the executive's highest annual base salary within the year preceding the change in control and (ii) the AIP bonus target for the year in which the change in control occurs or the year immediately preceding the change in control, whichever is higher.

     - A cash payment for the current AIP bonus based on the fraction of the year worked times the AIP target objectives at 120 percent (with payment of the prior year bonus if not yet paid).

     - Payment in cash for unpaid PSP awards, assuming applicable goals are met at 120 percent of performance.

     - Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits at TDY's expense for a period of 36 months after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

     - Immediate vesting of all stock options, with options being exercisable for the full remaining term.

     - Removal of restrictions on restricted stock issued by the Company under any Stock Acquisition and Retention Program or any replacement plans (i.e. the Restricted Stock Award Program).

     - Full vesting under the Company's pension plans (within legal parameters).

     - Up to $25,000 reimbursement for actual professional outplacement services.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     EMPLOYMENT AGREEMENT. The Company and Robert Mehrabian, Chairman, President and Chief Executive Officer, are parties to an Amended and Restated Employment Agreement dated as of April 25, 2001 (the "Employment Agreement"), which amended and restated the Employment Agreement dated as of December 21, 1999 that had been recommended and approved by the Committee. The Employment Agreement provides that the Company shall employ him as the Chairman, President and Chief Executive Officer and supplements his Change in Control Severance Agreement dated as of December 21, 1999. The Employment Agreement terminates on December 31, 2002, but will automatically be extended annually unless either party gives the other written notice prior to October 31 of such term that it will not be extended.

     BASE SALARY AND BONUS. The Committee determined the 2001 compensation of Dr. Mehrabian in accordance with the general compensation philosophy described above.

In maintaining Dr. Mehrabian's base salary at $565,000 for fiscal year 2001, the Committee considered base salaries of comparably situated executives, finding that Dr. Mehrabian's base salary was within the median range.

     Like other participants, Dr. Mehrabian did not receive any award under the Annual Incentive Plan for 2001 because TDY did not achieve the required minimum level of operating profit. However, while recognizing that Dr. Mehrabian expressly asked that no bonus be awarded to him, the Committee determined to award Dr. Mehrabian a special discretionary bonus of $300,000. In determining this special bonus award to Dr. Mehrabian, the Committee acknowledged Dr. Mehrabian's leadership, perseverance and foresight in completing extensive cost reduction initiatives, initiating a significant change in strategy in the optoelectronics area, and preparing the Company for a market turnaround. In arriving at the amount, the Committee considered the AIP awards paid to Dr. Mehrabian for 1999 and 2000.

     STOCK OPTIONS. On February 20, 2001, the Committee awarded Dr. Mehrabian options to purchase 60,000 shares of the Company's common stock. As with other grants under the 1999 Incentive Plan on that date, Dr. Mehrabian's options have a per share exercise price of $19.56, are exercisable in one-third increments commencing on February 20, 2002, and have a 10-year term. The Committee authorized this grant to Dr. Mehrabian as a means of appropriately rewarding his leadership and perseverance.

     PERFORMANCE SHARE PROGRAM. As described above, Dr. Mehrabian participates in the PSP. Compensation to be awarded under this plan will be determined based on Company performance through December 31, 2002, which is the end of the three-year performance period established under the PSP.

     RESTRICTED STOCK AWARD PROGRAM. As described above with respect to other executives, Dr. Mehrabian received no restricted stock award under the RSAP during fiscal year 2001. On July 25, 2000, the Company granted Dr. Mehrabian 9,619 shares of restricted common stock, which was equivalent to 30 percent of his annual base salary as of the date of the grant. The number of shares of common stock that Dr. Mehrabian will ultimately receive under this 2000 grant will be determined based on Company performance through December 31, 2002, which is the end of the three-year performance period for his 2000 restricted stock award established by the Committee.

     PENSION ARRANGEMENTS. The Employment Agreement provides Dr. Mehrabian with a non-qualified pension arrangement, continuing his agreement with ATI. The Company has agreed to pay Dr. Mehrabian following his retirement, as payments supplemental to any accrued pension under the Company's qualified pension plan, an annual amount equal to 50 percent of his base compensation as in effect at retirement. The number of years for which such annual amount shall be paid will be equal to the number of years of his service to TDY (including service to ATI), but not more than 10 years.

DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code imposes limits on tax deductions for annual compensation paid to a chief executive officer and other highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The 1999 Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). However, the Committee may determine in any year that it would be in the best interests of the Company for awards to be paid under the 1999 Incentive Plan that would not satisfy the requirements of Section 162(m).

     Submitted by the Personnel and Compensation Committee:

          Charles J. Queenan, Jr., Chair
          Diane C. Creel
          Charles Crocker
          C. Fred Fetterolf
          Michael T. Smith

February 26, 2002

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Personnel and Compensation Committee of our Board of Directors is an officer or employee of the Company. Mr. Queenan serves as senior counsel to a law firm that provided services to the Company during 2001 and currently provides services to the Company. Mr. Queenan does not participate in the firm's earnings or profits. No other member of the Committee has a current or prior relationship, and no officer who is a statutory insider of the Company has a relationship to any other company, that is required to be described under the Securities and Exchange Commission rules relating to disclosure of executive compensation.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following Summary Compensation Table sets forth information about the compensation paid by TDY and, pre-spin-off, by ATI to our Chairman, President and Chief Executive Officer for fiscal 2001, 2000, and 1999. It also sets forth information about compensation paid to each of our officers who was required to file reports under Section 16 of the Securities Exchange Act of 1934 and another officer of a significant subsidiary (the "named executives") for fiscal 2001.

     Dr. Mehrabian, our Chairman, President and Chief Executive Officer, is the only executive officer who was employed as an executive officer by ATI during fiscal 1999. Mr. Schnittjer became an executive officer of TDY in connection with the spin-off and has principally served as our Controller. Mr. Kuelbs joined ATI in October 1999 in anticipation of the spin-off, while Mr. Naglieri joined TDY in October 2000 and Mr. Link joined Teledyne Brown Engineering, Inc. as its President in July 2001.

                                                                                          LONG-TERM
                                              ANNUAL COMPENSATION                        COMPENSATION
                                      ------------------------------------   ------------------------------------
                                                             OTHER ANNUAL    RESTRICTED
NAME AND                 FISCAL                              COMPENSATION      STOCK      OPTIONS        LTIP          ALL OTHER
PRINCIPAL POSITION        YEAR        SALARY($)   BONUS($)      ($)(1)       AWARDS($)    (SHARES)    PAYOUTS($)    COMPENSATION($)
------------------    -------------   ---------   --------   -------------   ----------   --------   ------------   ---------------
Robert Mehrabian.....     2001         565,000    300,000            --             0      60,000      $181,858(3)      308,164(4)
Chairman, President       2000         565,000    465,127            --       169,505(2)   60,000      $109,843(3)      300,742(5)
and Chief Executive       1999         408,334    450,000       359,508(6)    166,566(7)  300,000             0         740,424(8)
Officer

Robert J. Naglieri...     2001         300,000     83,480       317,974(9)          0      20,000             0               0
Senior Vice President     2000          75,000     29,589            --             0      20,000             0               0
and Chief Financial    (3 months)
Officer

John T. Kuelbs.......     2001         318,138     94,683            --             0      30,000             0           2,447(11)
Senior Vice
President,                2000         299,417    116,613       212,389(10)    93,502(2)   20,000             0           1,477(12)
General Counsel           1999          92,467     34,498            --             0      70,000             0               0
                         (2 1/2
and Secretary            months)

James M. Link........     2001          97,703     47,300        15,533(13)         0      15,000             0             856(14)
                         (5 1/2
President, Teledyne      months)
Brown Engineering,
Inc.

Dale A. Schnittjer...     2001         190,550     55,974            --             0      12,000        42,957(3)        2,839(15)
Vice President and        2000         175,667     69,148            --        52,513(2)   10,000        25,956(3)        3,046(16)
Controller                1999         144,655     65,113            --             0           0             0          13,337(17)

---------------

 1. In accordance with applicable regulations, the amounts do not include perquisites and other personal benefits received by the named executive because the aggregate value of such benefits did not exceed the lesser of $50,000 or 10 percent of the total salary and bonus for the named executive.

 2. Represents the formula price ($17.621875) of TDY Common Stock on the award date of restricted stock under the Restricted Stock Award Program. On July 25, 2000, under the Restricted Stock Award Program, Dr. Mehrabian and Messrs. Kuelbs and Schnittjer received 9,619 shares, 5,306 shares and 2,980 shares, respectively. On December 31, 2001, based on the closing price of a share ($16.29), the restricted shares held by Dr. Mehrabian and Messrs. Kuelbs and Schnittjer were valued at $156,694, $86,435 and $48,544, respectively.

 3. Represents an installment payment of awards under the shortened ATI Performance Share Program. In 2001, Dr. Mehrabian received $36,966 and 7,645 shares of Common Stock, and in 2000, he received $36,967 and 7,646 shares of Common Stock. In 2001, Mr. Schnittjer received $8,733 and 1,806 shares of Common Stock, and in 2000, he received $8,733 and 1,807 shares of Common Stock. On December 31, 2001, based on the closing price of such shares, such shares issued in 2001 and 2000 to Dr. Mehrabian were valued at $124,538 and $124,553, respectively. On December 31, 2001, based on the closing price of a share, such shares issued in 2001 and 2000 to Mr. Schnittjer were valued at $29,420 and $29,436, respectively.

 4. Includes annual accruals for possible future payments to Dr. Mehrabian under his supplemental pension arrangement in the amount of $288,250 and the dollar value of the benefit to Dr. Mehrabian of company-paid premiums of split-dollar life insurance in the amount of $19,914.

 5. Includes annual accruals for possible future payments to Dr. Mehrabian under his supplemental pension arrangement in the amount of $288,250 and the dollar value of the benefit to Dr. Mehrabian of company-paid premiums of split-dollar life insurance in the amount of $12,492.

 6. Includes one-time tax reimbursement of $353,658 relating to ATI Stock Acquisition and Retention Program.

 7. Represents the closing market price on the award date of ATI restricted stock awarded to Dr. Mehrabian under the ATI Stock Acquisition and Retention Program. Such shares were converted into shares of TDY Common Stock in connection with the spin-off. On December 31, 2001, the number of shares (and value based on the closing price of such shares, if unrestricted,) held by Dr. Mehrabian under the Program were: 24,921 shares ($405,963).

 8. Includes annual accruals for possible future payments to Dr. Mehrabian under the ATI Supplemental Pension Plan in the amount of $314,846, company contributions pursuant to the retirement portion of the ATI Retirement Savings Plan in the amount of $10,400, company contributions to the ATI Benefit Restoration Plan in the amount of $46,006, the dollar value of the benefits to Dr. Mehrabian of company paid premiums of split dollar life insurance in the amount of $11,960 and one-time non-cash imputed income of $357,212 arising in connection with the ATI Stock Acquisition and Retention Program.

 9. Includes one-time relocation expenses of $284,424, a one-time new hire bonus of $25,000 and $8,550 allowance with respect to his car.

10. Includes one-time relocation expenses of $206,487 (which includes tax reimbursement of $62,089) and $5,902 in respect of a leased company car.

11. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan and $1,447 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

12. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan and $477 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

13. Includes $11,010 in respect of country club dues and $4,523 in respect of a leased company car.

14. Represents $856 paid in respect of life insurance.

15. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,200 in respect of the employer matching contribution under The Stock Advantage Plan (Employer Stock Purchase Plan) and $639 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

16. Includes $1,000 in company contributions pursuant to the Teledyne Technologies Incorporated 401(k) Plan, $1,200 in respect of the employer matching contribution under The Stock Advantage Plan (Employer Stock Purchase Plan) and $846 in respect of a death benefit under the Teledyne Technologies Incorporated Executive Deferred Compensation Plan.

17. Includes company contributions pursuant to the retirement portion of the ATI Retirement Savings Plan of $10,400 and company contributions to the ATI Benefit Restoration Plan in the amount of $2,937.

OPTION GRANTS IN LAST FISCAL YEAR

     Shown below is information on grants to the named executives of options to purchase TDY Common Stock pursuant to the 1999 Incentive Plan during the year ended December 31, 2001. These grants are reflected in the Summary Compensation Table.

                                                                                           POTENTIAL REALIZABLE
                                                  INDIVIDUAL GRANTS                          VALUE AT ASSUMED
                              ---------------------------------------------------------    RATES OF STOCK PRICE
                                                 % OF TOTAL                                  APPRECIATION FOR
                                 NUMBER OF        OPTIONS                                     OPTION TERM(1)
                                SECURITIES       GRANTED TO    EXERCISE OR                 ---------------------
                                UNDERLYING      EMPLOYEES IN   BASE PRICE    EXPIRATION       5%          10%
NAME                          OPTIONS GRANTED   FISCAL YEAR     ($/SHARE)       DATE           $           $
----                          ---------------   ------------   -----------   ----------    ---------   ---------
Robert Mehrabian............      60,000            8.3          $19.56      2/20/2011     1,331,471   2,463,816
Robert J. Naglieri..........      20,000            2.8          $19.56      2/20/2011       443,824     821,272
John T. Kuelbs..............      30,000            4.2          $19.56      2/20/2011       665,735   1,231,908
James M. Link...............      15,000            2.1          $13.00      7/23/2011       172,584     360,730
Dale A. Schnittjer..........      12,000            1.7          $19.56      2/20/2011       266,294     492,763

-------------------------
1. No gain to the optionee is possible without stock price appreciation, which will benefit all stockholders commensurately. The assumed "potential realizable values" are mathematically derived from certain prescribed rates of stock price appreciation. The actual value of these option grants depends on the future performance of TDY Common Stock and overall stock market condition. The values reflected in this table may not be realized.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     As shown in the table below, no options were exercised by the named executives during 2001.

                                                            NUMBER OF SHARES
                                                         UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                              SHARES                           OPTIONS AT            IN-THE-MONEY OPTIONS AT
                            ACQUIRED ON      VALUE         FISCAL YEAR END(#)         FISCAL YEAR END($)(2)
NAME                        EXERCISE(#)   REALIZED($)   EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                        -----------   -----------   -------------------------   -------------------------
Robert Mehrabian(1).......       0             0             294,292/200,000             1,795,655/1,019,400
Robert L. Naglieri........       0             0               6,667/33,333                      0/0
John T. Kuelbs............       0             0              27,667/92,333                202,357/457,143
James M. Link.............       0             0                   0/15,000                      0/51,540
Dale A. Schnittjer(1).....       0             0              40,929/18,666                175,506/45,067

-------------------------
1. Includes options to purchase shares of TDY Common Stock converted from options to purchase ATI common stock in connection with the spin-off under the Employee Benefits Agreement, which included options granted to Dr. Mehrabian under ATI's Non-Employee Director Stock Compensation Plan with respect to his service as a non-employee director of ATI.

2. The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $16.43, which was the average of the high and low sale prices of a share of TDY Common Stock on the New York Stock Exchange on December 31, 2001. The "*" denotes that the relevant options were "out-of-the-money" at December 31, 2001, meaning the exercise price per share was greater than $16.43.

ATI PERFORMANCE SHARE PROGRAM AWARDS

     The following table sets forth information about awards for the three-year award period made in 1998 under the ATI Performance Share Program, which, as a result of the spin-off, and in accordance with the Employee Benefits Agreement, was terminated and the award period shortened to cover the two-year period of January 1, 1998 through December 31, 1999. The amounts included in the Payouts columns represent the payment of TDY Common Stock and cash to the applicable named executives, the executive group and the non-executive group in 2000, 2001 and 2002. No more amounts remain to be issued or paid under the ATI PSP.

                                                                                  PAYOUTS UNDER
                       NUMBER OF                                           NON-STOCK PRICE-BASED PLANS
                        SHARES,             PERFORMANCE            --------------------------------------------
                       UNITS OR           OR OTHER PERIOD              2000            2001            2002
                         OTHER           UNTIL MATURATION             PAYOUT          PAYOUT          PAYOUT
NAME                   RIGHTS(#)             OR PAYOUT               ($ OR #)        ($ OR #)        ($ OR #)
----                   ---------    ---------------------------    ------------    ------------    ------------
Robert Mehrabian.....      *        1998 - 1999 award period         7,646 shs.      7,646 shs.      7,645 shs.
                                    (2000 - 2002 payout period)    $     36,967    $     36,966    $     36,966
Dale A. Schnittjer...      *        1998 - 1999 award period         1,807 shs.      1,806 shs.      1,806 shs.
                                    (2000 - 2002 payout period)    $      8,733    $      8,733    $      8,732
Executive Group......      *        1998 - 1999 award period         9,453 shs.      9,452 shs.      9,451 shs.
(2 persons)                         (2000 - 2002 payout period)    $     45,700    $     45,699    $     45,698
Non-Executive Group..      *        1998 - 1999 award period        32,258 shs.     25,755 shs.     24,094 shs.
(17, 15 and 14                      (2000 - 2002 payout period)    $    166,469    $    148,389    $    140,751
persons in 2000, 2001
  and 2002,
  respectively)

-------------------------
* The amount of the award was based on base salary at the beginning of the award period. Two-thirds of the award was paid in TDY Common Stock, with the number of shares based on a price of $9.67. One-third of the award was paid in cash.

TDY PERFORMANCE SHARE PLAN AWARDS

     The following table sets forth estimated future payouts in the 2003 to 2005 payout period of TDY Common Stock and cash to the named executive under the Performance Share Plan. The amounts included in the Estimated Future Payout columns represent the potential payments of Common Stock and cash depending on the level of achievement (i.e., threshold, target or maximum) of the performance goals for the three-year (2000 - 2002) award period. The participants will not receive any payment of Common Stock or cash if TDY and/or the designated business unit do not achieve the threshold level of performance objectives during the award period.

                       NUMBER OF                                           ESTIMATED FUTURE PAYOUTS UNDER
                        SHARES,             PERFORMANCE                     NON-STOCK PRICE-BASED PLANS
                       UNITS OR           OR OTHER PERIOD          ----------------------------------------------
                         OTHER           UNTIL MATURATION           THRESHOLD         TARGET           MAXIMUM
NAME                   RIGHTS(#)             OR PAYOUT               ($ OR #)        ($ OR #)         ($ OR #)
----                   ---------    ---------------------------    ------------    -------------    -------------
Robert Mehrabian.....      *        2000 - 2002 award period        12,940 shs.      51,760 shs.     103,520 shs.
                                    (2003 - 2005 payout period)    $     62,500    $     250,000    $     500,000
Robert J. Naglieri...      *        2000 - 2002 award period         4,852 shs.      19,410 shs.      38,820 shs.
                                    (2003 - 2005 payout period)    $     23,438    $      93,750    $     187,500
John T. Kuelbs.......      *        2000 - 2002 award period         5,931 shs.      23,723 shs.      47,447 shs.
                                    (2003 - 2005 payout period)    $     28,646    $     114,583    $     229,167
James M. Link........      *        2000 - 2002 award period         1,928 shs.       7,713 shs.      15,425 shs.
                                    (2003 - 2005 payout period)    $      9,313    $      37,252    $      74,504
Dale A. Schnittjer...      *        2000 - 2002 award period         2,847 shs.      11,387 shs.      22,774 shs.
                                    (2003 - 2005 payout period)    $     13,750    $      55,000    $     110,000
Executive Group......      *        2000 - 2002 award period        28,498 shs.     113,993 shs.     227,986 shs.
(5 persons)                         (2003 - 2005 payout period)    $    137,647    $     550,585    $   1,101,171
Non-Executive
  Group..............      *        2000 - 2002 award period        38,170 shs.     152,679 shs.     305,359 shs.
(21 persons)                        (2003 - 2005 payout period)    $    184,360    $     737,441    $   1,474,883

-------------------------
* The amount of the award is based on the base salary at the beginning of the award period. Two-thirds award is to be paid in TDY Common Stock, with the number of shares based on the average of the high and low sale prices of a share of Common Stock on the New York Stock Exchange on the date the award was approved (July 25, 2000). One-third of the award is paid in cash. The amounts of Messrs. Naglieri and Link have been adjusted to reflect their respective joining the Company in October 2000 and July 2001, partway into the award period.

TDY RESTRICTED STOCK AWARDS

     There were no shares of restricted stock awarded under our Restricted Stock Award Program in 2001. For information with respect to awards made in July 2000 and January 2002, see "1999 Incentive Plan -- As Amended by 2002 Incentive
Plan -- Restricted Stock Award Program" under "Item 2 on Proxy Card -- Approval of 2002 Stock Incentive Plan."

PENSION PLAN

     In connection with the spin-off, we adopted the Teledyne Technologies Incorporated Pension Plan on terms substantially similar to the parts of the ATI Pension Plan applicable to all of our employees, both active and inactive at our operations which perform government contract work, and for our active employees at our operations which do not perform government contract work. The annual benefits payable under these parts of the pension plan to participating salaried employees retiring at or after age 65 is calculated under a formula which takes into account the participant's compensation and years of service. The Internal Revenue Code limits the amounts payable to participants under a qualified pension plan. We have also adopted a Benefit Restoration Plan, which is designed to restore benefits which would be payable under the pension plan provisions but for the limits imposed by the Internal Revenue Code, to the levels calculated pursuant to the formulas contained in the pension plan provisions.

     The following table illustrates the approximate annual pension that may become payable to a Teledyne Technologies employee in the higher salary classifications under our regular and supplemental pension plans.

                          ESTIMATED ANNUAL PENSIONS(1)

AVERAGE ANNUAL PAY IN HIGHEST                      YEARS OF SERVICE
    60 MONTHS OF LAST 120      --------------------------------------------------------
   MONTHS OF EMPLOYMENT(2)        5           10          15          20        30(3)
-----------------------------  --------    --------    --------    --------    --------
         $  200,000.......       15,291      30,581      45,872      61,162      91,744
            300,000.......       23,541      47,081      70,622      94,162     141,244
            400,000.......       31,791      63,581      95,372     127,162     190,744
            500,000.......       40,041      80,081     120,122     160,162     240,244
            600,000.......       48,291      96,581     144,872     193,162     289,744
            700,000.......       56,541     113,081     169,622     226,162     339,244
            800,000.......       64,791     129,581     194,372     259,162     388,744
          1,000,000.......       81,291     162,581     243,872     325,162     487,744
          1,200,000.......       97,791     195,581     293,372     391,162     586,744
          1,400,000.......      114,291     228,581     342,872     457,162     685,744
          1,600,000.......      130,791     261,581     392,372     523,162     784,744
          1,800,000.......      147,291     294,581     441,872     589,162     883,744

-------------------------
1. The estimated amounts assume retirement at age 65 (normal retirement age) with a straight-life annuity without reduction for a survivor annuity or for optional benefits. They are not subject to reduction for Social Security benefits.

2. For the period through December 31, 1994, for TDY employees who are in the higher salary classifications, compensation for the purposes of the plan was limited to an individual's base salary. Thereafter, plan compensation for those employees includes base salary and up to five most recent annual incentive payments received on and after January 1, 1995.

3. The maximum amount of service credited under the pension provisions applicable to our employees is 30 years of credited service, with some exceptions.

EMPLOYMENT/CHANGE IN CONTROL AGREEMENTS

     The Company has entered into an Amended and Restated Employment Agreement with Dr. Mehrabian, which provides that the Company shall employ him as the Chairman, President and Chief Executive Officer. The agreement will terminate on December 31 of each year, but will be extended annually unless either party gives the other written notice prior to October 31 that it will not be extended. Dr. Mehrabian has a base salary of $565,000 for 2002. The agreement provides that Dr. Mehrabian is entitled to participate in Teledyne Technologies' annual incentive bonus plan and other executive compensation and benefit programs. The agreement provides Dr. Mehrabian with a non-qualified pension arrangement, under which the Company will pay Dr. Mehrabian following his retirement, as payments supplemental to any accrued pension under our qualified pension plan, an amount equal to 50 percent of his base compensation as in effect at retirement. The number of years for which such annual amount shall be paid will be equal to the number of years of his service to TDY (including service to ATI), but not more than 10 years.

     The Company has Change in Control Severance Agreements with Dr. Mehrabian, Messrs. Naglieri, Kuelbs, Link and Schnittjer and eight other current key employees. The agreements have a three-year, automatically renewing term. Under the agreements, the executive is entitled to severance benefits if (1) there is a change in control of the Company and (2) within three months before or 24 months after the change in control, either the Company terminates the executive's employment for reasons other than for cause or the executive terminates the employment for good reason. "Severance benefits" consist of:

     - A cash payment equal to three times (in the case of Dr. Mehrabian, Messrs. Naglieri, Kuelbs and Link and one other executive) or two times (in the case of Mr. Schnittjer and seven other executives) the sum of (i) the executive's highest annual base salary within the year preceding the change in control and (ii) the Annual Incentive Plan ("AIP") bonus target for the year in which the change in control occurs or the year immediately preceding the change in control, whichever is higher.

     - A cash payment for the current AIP bonus based on the fraction of the year worked times the AIP target objectives at 120 percent (with payment of the prior year bonus if not yet paid).

     - Payment in cash for unpaid Performance Share Plan awards, assuming applicable goals are met at 120 percent of performance.

     - Continued equivalent health and welfare (e.g., medical, dental, vision, life insurance and disability) benefits for a period of 36 months after termination (with the executive bearing any portion of the cost the executive bore prior to the change in control); provided, however, such benefits would be discontinued to the extent the executive receives similar benefits from a subsequent employer.

     - Immediate vesting of all stock options, with options being exercisable for the full remaining term.

     - Removal of restrictions on restricted stock issued by the Company under any Stock Acquisition and Retention Program or any replacement plans (i.e. the Restricted Stock Award Program).

     - Full vesting under the Company's pension plans (within legal parameters).

     - Up to $25,000 reimbursement for actual professional outplacement services.

                              CERTAIN TRANSACTIONS

SPIN-OFF AGREEMENTS

     We entered into several agreements with ATI in connection with the spin-off under which we have continuing obligations, some of which are described below and elsewhere in this Proxy Statement. These agreements are being described because six of our 10 directors are also directors of ATI.

     SEPARATION AND DISTRIBUTION AGREEMENT. The Separation and Distribution Agreement provided for the principal corporate transactions required to effect the separation of our businesses from ATI, the spin-off and certain other matters governing the relationship among us following the spin-off. The agreement required that we initiate a public offering of our Common Stock within eight months following the spin-off and complete the public offering within one year following the spin-off. While we successfully and timely completed our required public offering in the third quarter of 2000, we must continue to satisfy certain requirements. For example, until the second anniversary of the public offering, we would need ATI's consent to make stock repurchases. The requirement that at least a majority of our directors be members of the Board of Directors of ATI expires at this 2002 Annual Meeting.

     EMPLOYEE BENEFITS AGREEMENT. The Employee Benefit Agreement contains various agreements between ATI and us concerning employees, pension and employee benefit plans and other compensation arrangements for current and former employees of our businesses.

     Under the terms of the ATI Stock Acquisition and Retention Program, Dr. Robert Mehrabian had delivered promissory notes, payable to ATI, as payment for the purchase price of ATI common stock purchased under the program. Under the Employee Benefits Agreement, notwithstanding the conversion of the restricted ATI shares into restricted TDY Common Stock, the loans evidenced by the promissory notes remain payable to ATI. As of December 30, 2001, Dr. Mehrabian was indebted to ATI under this program in the amount of $164,501.80.

     TAX SHARING AND INDEMNIFICATION AGREEMENT. The Tax Sharing and Indemnification Agreement allocates certain federal, state, local and foreign tax responsibilities and liabilities between ATI and us. This agreement provides that we will indemnify ATI and its directors, officers, employees, agents and representatives for any taxes imposed on, or other amounts paid by, them, or ATI's stockholders, if we take actions or fail to take actions that result in the spin-off not qualifying as a tax-free distribution.

     TRADEMARK LICENSE AGREEMENT. Pursuant to the Trademark License Agreement, an affiliate of ATI granted us an exclusive license to use the "Teledyne" name and related logos, symbols and marks in connection with our operations. The annual fee is $100,000 for this license and on November 24, 2004, we have an option to purchase all rights and interests in the Teledyne marks for $412,000.

OTHER RELATIONSHIPS

     KIRKPATRICK & LOCKHART LLP. We retained the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company during 2001, and expect additional services to continue in 2002. Charles J. Queenan, Jr., a member of the Company's Board of Directors, is Senior Counsel to that law firm. See "Compensation Committee Interlocks and Insider Participation."

     MELLON BANK. Dr. Mehrabian is a director of Mellon Financial Corporation. Mr. Cahouet had served as Chairman, President and Chief Executive Officer of Mellon Financial Corporation and its subsidiary Mellon Bank, N.A., having retired on December 31, 1998. Mr. Cahouet ceased being a director of Mellon Financial Corporation on April 18, 2000. We maintain various arms-length relationships with Mellon Bank, N.A. and its affiliate Mellon Investor Services LLC. Mellon Bank, N.A. is one of nine lenders under our $200 million credit facility, having committed to lend up to $33,750,000 under the facility. It also provides cash management services and an uncommitted $10 million line of credit. Mellon Bank, N.A. also serves as trustee under the Teledyne Technologies Incorporated Pension Plan. Mellon Investor Services LLC serves as our transfer agent and registrar, as well as the agent under TDY's stockholders rights plan. Notwithstanding these relationships, our Board of Directors has determined that Mr. Cahouet is "independent," within the meaning of the rules of the New York Stock Exchange, and able to serve on the Audit Committee of the Board of Directors.

     See also "Stock Ownership Information -- Five Percent Owners of Common Stock" for information in regard to a Schedule 13G filed by Mellon Financial Corporation on January 22, 2002.

     KORN/FERRY INTERNATIONAL. Korn/Ferry International provided executive and management recruitment services for TDY and its subsidiaries in 2001 and currently provides such services. Mr. Cahouet is a director of Korn/Ferry International, and his son is member of its management.

                      CUMULATIVE TOTAL STOCKHOLDER RETURN

     The graph set forth below shows the cumulative total stockholder return (i.e., price change plus reinvestment of dividends) on the Common Stock from November 30, 1999, the first day of "regular way" trading in the Common Stock following the spin-off through December 31, 2001, as compared to the Standard & Poor's 500 Composite Index, the Standard & Poor's SmallCap 600 Index and the Dow Jones Aerospace & Defense Index. The graph assumes that $100 was invested on November 30, 1999.

     In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of the Company's registration statements under the Securities Act of 1933.
[PERFORMANCE GRAPH]

                                                                                                             DOW JONES AEROSPACE
                                       TELEDYNE TECHNOLOGIES         S&P 500           S&P SMALL CAP 600          & DEFENSE
                                       ---------------------         -------           -----------------     -------------------
11/30/99                                        100                    100                    100                    100
12/31/99                                        102                    104                    108                    103
12/31/00                                        255                     95                    120                    143
12/31/01                                        176                     84                    128                    117

                               OTHER INFORMATION

ANNUAL REPORT ON FORM 10-K

     Copies of the Company's Annual Report on Form 10-K, without exhibits, can be obtained without charge from the Senior Vice President, General Counsel and Secretary, at Teledyne Technologies Incorporated, 12333 West Olympic Boulevard, Los Angeles, CA 90064, or telephone (310) 893-1602.

2003 ANNUAL MEETING AND STOCKHOLDER PROPOSALS

     Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2003 Annual Meeting of Stockholders must be received no later than November 12, 2002 for inclusion in the proxy statement and proxy card for that meeting. In addition, the Company's Restated Certificate of Incorporation provides that in order for nominations or other business to be properly brought before an Annual Meeting by a stockholder, the stockholder must give timely notice thereof in writing to the Corporate Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting which, in the case of the 2003 Annual Meeting of Stockholders, would be no earlier than January 24, 2003 and no later than February 8, 2003. If, however, the date of the Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the later of the 60th day prior to such Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. The Company's Restated Certificate of Incorporation also requires that such notice contain certain additional information. Copies of the Restated Certificate of Incorporation can be obtained without charge from the Senior Vice President, General Counsel and Secretary.

PROXY SOLICITATION

     The Company pays the cost of preparing, assembling and mailing this proxy-soliciting material. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name.

     The Company has engaged Mellon Investor Services LLC to help solicit proxies from brokers, banks and other nominee holders of the Common Stock at a cost of $10,000, plus expenses. Our employees may also solicit proxies for no additional compensation.

By Order of the Board of Directors,

/s/ JOHN T. KUELBS
John T. Kuelbs
Senior Vice President, General Counsel
and Secretary

March 18, 2002

                                                                         ANNEX A

                            AUDIT COMMITTEE CHARTER
                 (AS AMENDED AND RESTATED ON JANUARY 22, 2002)

     The Board of Directors (the "Board") of Teledyne Technologies Incorporated (the "Corporation") shall appoint the Audit Committee (the "Audit Committee") which should be constituted and have the responsibility and authority as described herein.

Composition

     The Audit Committee shall meet the size, independence and experience requirements of the New York Stock Exchange, as may be in effect from time to time.

Responsibility

     The Audit Committee's primary responsibility shall be to assist the Board in monitoring the integrity of the financial statements of the Corporation and the independence of the Corporation's external auditors.

     In carrying out its responsibility, the Audit Committee shall undertake the following activities:

          1. Recommend to the Board, in advance of the annual meeting of the stockholders, the appointment of the independent auditor to audit the books, records and accounts of the Corporation. Such independent auditor is ultimately accountable to the Board and the Audit Committee, as representatives of the stockholders.

          2. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

          3. Approve the fees to be paid to the independent auditor.

          4. Receive written periodic reports from the independent auditor delineating all relationships between the independent auditor and the Corporation. This report shall be consistent with Independence Standards Board Standard No. 1 regarding the auditor's independence. The Audit Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if determined by the Audit Committee, recommend that the Board take appropriate action to insure the independence of the auditor.

          5. Meet with the independent auditor prior to the audit to review the planning of the audit.

          6. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Corporation's response to that letter. Such review should include:

             (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

             (b) Any changes required in the planned scope of the internal audit.

             (c) The internal audit department responsibilities, budget and staffing related to the preparation of the financial statements.

          7. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          8. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has been adhered to.

          9. Review the Corporation's annual audited financial statements and the report thereon with the independent auditor and management prior to the publication of such statements.

          10. Review with management and the independent auditor the Corporation's quarterly financial statements prior to the release of quarterly earnings.

          11. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements.

          12. Review major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          13. Meet periodically with management to review the Corporation's major financial risk exposures and the steps that management has taken to monitor and control such exposures.

          14. Review the significant reports to management prepared by the internal auditing department and management's responses.

          15. Meet at least annually with the Chief Financial Officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

          16. Meet at least quarterly with the senior internal auditing executive to discuss internal audits and findings. The senior internal auditing executive shall directly (and separately) report to each of the Chair of the Committee and the Chief Executive Officer of the Corporation. The primary purpose of this dual reporting structure is to assure that Chair of the Audit Committee has direct access to internal audit-related information concerning the Corporation. It reflects the directive that the Corporation's internal auditing department, through the senior internal auditing executive, has responsibility to assure that important audit-related issues are brought to the attention of the Chair of the Audit Committee and ultimately the Audit Committee.

          17. Review with the Corporation's General Counsel legal matters that may have a material impact on the financial statements, the Corporation's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

          19. Prepare the required written confirmation to the New York Stock Exchange at least once a year or upon any changes to the composition of the Audit Committee.

          20. Review and reassess the adequacy of this Charter annually and submit it to the Board for approval.

     The Audit Committee shall meet at least four times a year and make a report to the Board following each meeting. The Audit Committee shall have the authority to retain special legal, accounting or other advisors as it deems necessary.

     While the Audit Committee has the responsibility and authority set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                                                         ANNEX B

                       TELEDYNE TECHNOLOGIES INCORPORATED

                           2002 STOCK INCENTIVE PLAN

                                   ARTICLE I

                        PURPOSE AND ADOPTION OF THE PLAN

     1.01. PURPOSE. The purpose of the Teledyne Technologies Incorporated 2002 Stock Incentive Plan (hereinafter referred to as the "Plan") is to assist in attracting and retaining highly competent employees, to act as an incentive in motivating selected officers and other key employees of Teledyne Technologies Incorporated and its Subsidiaries to achieve long-term corporate objectives and to enable cash incentive awards to qualify as performance-based for purposes of the tax deduction limitations under Section 162(m) of the Code.

     1.02. ADOPTION AND TERM. The Plan has been approved by the Board of Directors of Teledyne Technologies Incorporated, to be effective as of February 26, 2002 (the "Effective Date"), but is subject to the approval of the stockholders of the Company. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Incentive Stock Option may be granted hereunder after the tenth anniversary of the Effective Date and the provisions of Articles VII, VIII, IX and X with respect to performance-based awards to "covered employees" under Section 162(m) of the Code shall expire as of the fifth anniversary of the Effective Date.

                                   ARTICLE II

                                  DEFINITIONS

     For the purpose of this Plan, capitalized terms shall have the following meanings:

     2.01. AWARD means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares described in Article VII, Performance Awards described in Article VIII, Awards of cash or any other Award made under the terms of the Plan.

     2.02. AWARD AGREEMENT means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

     2.03. AWARD PERIOD means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

     2.04. BENEFICIARY means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

     2.05. BOARD means the Board of Directors of the Company.

     2.06. CHANGE IN CONTROL means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

          (a) The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

          (b) Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Effective Date and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the Effective Date, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

          (c) Approval by the stockholders of the Company of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be; or

          (d) Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) a sale or other disposition of all or substantially all the assets of the Company.

     2.07. CODE means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

     2.08. COMMITTEE means the Committee defined in Section 3.01.

     2.09. COMPANY means Teledyne Technologies Incorporated, a Delaware corporation, and its successors.

     2.10. COMMON STOCK means Common Stock of the Company, par value $0.01 per share.

     2.11. COMPANY VOTING SECURITIES means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

     2.12. DATE OF GRANT means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

     2.13. EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

     2.14. EXERCISE PRICE means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

     2.15. FAIR MARKET VALUE means, on any date, the average of the high and low quoted sales prices of a share of Common Stock, as reported on the Composite Tape for New York Stock Exchange Listed Companies on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported.

     2.16. INCENTIVE STOCK OPTION means a stock option within the meaning of
Section 422 of the Code.

     2.17. MERGER means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

     2.18. NON-QUALIFIED STOCK OPTION means a stock option which is not an Incentive Stock Option.

     2.19. OPTIONS means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

     2.20. OUTSTANDING COMMON STOCK means, at any time, the issued and outstanding shares of Common Stock.

     2.21. PARTICIPANT means a person designated to receive an Award under the Plan in accordance with Section 5.01.

     2.22. PERFORMANCE AWARDS means Awards granted in accordance with Article VIII.

     2.23. PERFORMANCE GOALS means operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), reductions in inventory, inventory turns and on-time delivery performance, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities.

     2.24. PLAN means the Teledyne Technologies Incorporated 2002 Stock Incentive Plan as described herein, as the same may be amended from time to time.

     2.25. PURCHASE PRICE, with respect to Options, shall have the meaning set forth in Section 6.01(b).

     2.26. RESTORATION OPTION means a Non-Qualified Stock Option granted pursuant to Section 6.01(f).

     2.27. RESTRICTED SHARES means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

     2.28. RETIREMENT means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates.

     2.29. RULE 16B-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

     2.30. STOCK APPRECIATION RIGHTS means Awards granted in accordance with
Article VI.

     2.31. SUBSIDIARY means a subsidiary of the Company within the meaning of
Section 424(f) of the Code.

     2.32. TERMINATION OF EMPLOYMENT means the voluntary or involuntary termination of a Participant's employment with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, or whether a Termination of Employment shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

                                  ARTICLE III

                                 ADMINISTRATION

     3.01. COMMITTEE. The Plan shall be administered by a committee of the Board ("Committee") comprised of at least two persons. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, to cancel Awards (including those made pursuant to other plans of the Company) and to substitute new Options for previously awarded Options which, at the time of such substitution, have an exercise price in excess of the Fair Market Value of the underlying Common Stock (including options granted under other incentive compensation programs of the Company) with the consent of the recipient, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable; provided, however, that actions of the Committee shall be subject to stockholder approval where such approval is required under the Code or under any applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities; provided, further, that the Committee shall not cause or otherwise provide for the repricing of any Award unless such repricing is subject to stockholder approval. In addition, the Committee shall not have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee and/or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the

Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with
Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

                                   ARTICLE IV

                                     SHARES

     4.01. NUMBER OF SHARES ISSUABLE. The total number of shares authorized to be issued under the Plan shall be 2,400,000 shares of Common Stock. No more than 1,000,000 shares of Common Stock may be issued under the Plan as Incentive Stock Options. No more than 360,000 shares of Common Stock may be issued under the Plan as full value Awards (including, but not limited to, Awards of Restricted Shares under Article VII). The number of shares available for issuance under the Plan shall be further subject to adjustment in accordance with Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock or issued Common Stock that has been reacquired by the Company.

     4.02. SHARES SUBJECT TO TERMINATED AWARDS. Common Stock covered by any unexercised portions of terminated Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.02(a) and Common Stock subject to any Awards which are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Common Stock subject to Options, or portions thereof, which have been surrendered in connection with the exercise of Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, but Common Stock issued in payment of such Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

                                   ARTICLE V

                                 PARTICIPATION

     5.01. ELIGIBLE PARTICIPANTS. Participants in the Plan shall be such officers and other key employees of the Company and its Subsidiaries, whether or not members of the Board, as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Notwithstanding any provision herein to the contrary, the Committee may grant Awards under the Plan, other than Incentive Stock Options, to non-employees who, in the judgment of the Committee, render significant services to the Company or any of its Subsidiaries, on such terms and conditions as the Committee deems appropriate and consistent with the intent of the Plan. Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 360,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other grants of Common Stock or rights with respect thereto) and $1,000,000 in cash.

                                   ARTICLE VI

                  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

     6.01. OPTION AWARDS.

          (a) GRANT OF OPTIONS. The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

          (b) PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee and shall not be less than 85% of the Fair Market Value on the Date of Grant; provided, however, that the Purchase Price of the Common Stock purchased pursuant to Options designated by the Committee as Incentive Stock Options shall be equal to or greater than the Fair Market Value on the Date of Grant as required under
     Section 422 of the Code.

          (c) DESIGNATION OF OPTIONS. Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

          (d) INCENTIVE STOCK OPTION SHARE LIMITATION. No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) which would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year.

          (e) RIGHTS AS A STOCKHOLDER. A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

          (f) RESTORATION OPTIONS UPON THE EXERCISE OF A NON-QUALIFIED STOCK OPTION. An Award Agreement may, but is not required to, provide that, in the event that any Participant delivers to the Company, or has withheld from the shares otherwise issuable upon the exercise of a Non-Qualified Stock Option, shares of Common Stock in payment of the Purchase Price of any

     Non-Qualified Stock Option granted hereunder in accordance with Section 6.04, the Committee shall grant a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time and set forth in an Award Agreement. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of such shares so delivered or withheld upon exercise of the original Option and, in the discretion of the Committee, the number of shares, if any, delivered or withheld to the Corporation to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share Purchase Price of not less than 100% of the per share Fair Market Value of the Common Stock on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions, not inconsistent with the terms of this Plan, as the Committee in its sole discretion shall determine.

     6.02. STOCK APPRECIATION RIGHTS.

          (a) STOCK APPRECIATION RIGHT AWARDS. The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

          (b) EXERCISE PRICE. The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee and shall not be less than 85% of the Fair Market Value on the Date of Grant; provided, further, in the case of Stock Appreciation Rights granted in tandem with Options, the Exercise Price shall not be less than the Purchase Price of the related Option. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

          (c) PAYMENT OF INCREMENTAL VALUE. Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common

     Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

     6.03. TERMS OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

          (a) CONDITIONS ON EXERCISE. An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments), not inconsistent with this Plan, as may be determined by the Committee at the time of grant.

          (b) DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

             (i) Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

             (ii) Termination of the Award in the event of a Participant's disability, Retirement, death or other Termination of Employment as provided in the Award Agreement; or

             (iii) Ten years from the Date of Grant; or

             (iv) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

          (c) EXERCISE FOLLOWING A TERMINATION OF EMPLOYMENT. An Award Agreement shall set forth the extent to which the Participant shall have the right to exercise an Option following a Termination of Employment. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to this Article VI and may reflect distinctions based on the reasons for termination. Unless otherwise provided in an Award Agreement, an Option shall terminate and shall no longer be exercisable pursuant to the following rules:

             (i) In the event of a Termination of Employment for any reason other than the Participant's death, permanent disability (as determined by the Committee) or Retirement, any vested Options which are not exercised prior to the date of such termination shall terminate on the earlier of (A) thirty (30) days after the date of such termination, and
        (B) the date that the Option expires under the terms of the applicable Award Agreement or in accordance with Section 6.03(b);

             (ii) In the event of a Termination of Employment by reason of the Participant's death, the Option shall vest in full (and to the extent it was not previously exercised) shall terminate on the earlier of (A) twelve months from the date of the Participant's death, and (B) the date that the Option expires under the terms of the applicable Award Agreement or in accordance with
        Section 6.03(b);

             (iii) In the event of a Termination of Employment by reason of a Participant's permanent disability (as determined by the Committee) or Retirement, an Option that is not vested prior to the date of the Participant's Termination of Employment shall continue to vest in accordance with the schedule set forth in the applicable Award Agreement and the Participant may exercise such unvested Option, upon vesting, and any vested Option (to the extent it was not previously exercised) through the date the Option expires under the terms of the applicable Award Agreement or in accordance with Section 6.03(b).

             (iv) To the extent that an Option is not vested prior to the date of the Participant's Termination of Employment, other than by reason of the Participant's death, permanent disability (as determined by the Committee) or Retirement, such unvested Option shall terminate as of the date of such termination and shall not be exercisable at any time thereafter.

     6.04. EXERCISE PROCEDURES. Each Option and Stock Appreciation Right granted under the Plan shall be exercised by written notice to the Company which must be received by the officer or employee of the Company designated in the Award Agreement on or before the close of business on the expiration date of the Award. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided however, that the Award Agreement may (but shall not be required to) permit payment to be made by delivery to the Company of either
(a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment in accordance with a cashless exercise program under which, if so instructed by the Participant, Common Stock may be issued directly to the Participant's broker or dealer upon receipt of an irrevocable written notice of exercise from the Participant). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

     6.05. CHANGE IN CONTROL. An Award Agreement may, but is not required to, provide that, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable. The provisions of this Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

                                  ARTICLE VII

                               RESTRICTED SHARES

     7.01. RESTRICTED SHARE AWARDS. The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, not inconsistent with the terms of this Plan, and whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Goals. The terms of any Restricted Share Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

          (a) ISSUANCE OF RESTRICTED SHARES. As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

          (b) STOCKHOLDER RIGHTS. Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.01(a).

          (c) RESTRICTION ON TRANSFERABILITY. None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

          (d) DELIVERY OF SHARES UPON VESTING. Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of
     Section 7.03, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

     7.02. TERMS OF RESTRICTED SHARES. Subject to Section 7.03, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine and shall set forth in the applicable Award Agreement the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award; provided, however, that the forfeiture period shall not be less than three (3) years unless forfeiture of the applicable Restricted Shares is based on failure to meet certain specified Performance Goals or is otherwise determined to be performance-based.

     7.03. CHANGE IN CONTROL. An Award Agreement may, but is not required to, provide that, in the event of a Change in Control, all restrictions applicable to the Restricted Share Award shall terminate fully and the Participant shall immediately have the right to the delivery of share certificate or certificates for such shares in accordance with Section 7.01(d).

                                  ARTICLE VIII

                               PERFORMANCE AWARDS

     8.01. PERFORMANCE AWARDS.

          (a) AWARD PERIODS AND CALCULATIONS OF POTENTIAL INCENTIVE AMOUNTS. The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. Performance Awards may be made in conjunction with, or in addition to, Restricted Share Awards made under Article VII. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible employees, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

          (b) PERFORMANCE TARGETS. The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to

     "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under
     Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

          (c) EARNING PERFORMANCE AWARDS. The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of performance targets.

          (d) PAYMENT OF EARNED PERFORMANCE AWARDS. Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

     8.02. TERMINATION OF EMPLOYMENT. Unless otherwise provided under the terms of an Award Agreement or in Section 8.03, in the case of a Participant's Termination of Employment prior to the end of an Award Period, the Participant will not have earned any Performance Awards.

          (d) PRO-RATA PAYMENT. The amount of any payment made to a Participant whose employment is terminated by Retirement, death or disability (under circumstances described in Subsections (b) and (c)) will be the amount determined by multiplying the amount of the Performance Award which would have been earned, determined at the end of the Award Period, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment made to a Participant whose employment is terminated prior to the end of an Award Period under this Section 8.02 shall be made at the end of the respective Award Period, unless otherwise determined by the Committee in its sole discretion. Any partial payment previously made or credited to a deferred account for the benefit of a Participant as provided under Section 8.01(d) of the Plan shall be subtracted from the amount otherwise determined as payable as provided in this Section.

     8.03. CHANGE IN CONTROL. An Award Agreement may, but is not required to, provide that, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully payable to all Participants and shall be paid to Participants on a pro-rated basis in accordance with the terms of the applicable Award Agreement.

                                   ARTICLE IX

                            OTHER STOCK-BASED AWARDS

     9.01. GRANT OF OTHER STOCK-BASED AWARDS. Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of cash, Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

     9.02. TERMS OF OTHER STOCK-BASED AWARDS. In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this
Article IX shall be subject to the following:

          (a) Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

          (b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

          (c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

     9.03. FOREIGN QUALIFIED AWARDS. Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

                                   ARTICLE X

                        SHORT-TERM CASH INCENTIVE AWARDS

     10.01. ELIGIBILITY. Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of
Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

     10.02. AWARDS.

          (a) PERFORMANCE TARGETS. For each fiscal year of the Company after fiscal year 1999, the Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

          (b) AMOUNTS OF AWARDS. In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under
     Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

          (c) PAYMENT OF AWARDS. Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

          (d) NEGATIVE DISCRETION. Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

          (e) GUIDELINES. The Committee shall adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

          (f) NON-EXCLUSIVE ARRANGEMENT. The adoption and operation of this
     Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

                                   ARTICLE XI

          TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

     11.01. PLAN PROVISIONS CONTROL AWARD TERMS. Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

     11.02. AWARD AGREEMENT. No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

     11.03. MODIFICATION OF AWARD AFTER GRANT. No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

     11.04. LIMITATION ON TRANSFER. Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under
Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

     11.05. TAXES. The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee in accordance with the terms of the applicable Award Agreement and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

          (a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair

     Market Value is equal to the amount of withholding taxes due, provided, that shares of Common Stock may only be withheld up to the value of the Company's minimum statutory withholding amount (based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, as applicable), (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

          (b) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

     11.06. SURRENDER OF AWARDS. Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.

     11.07. ADJUSTMENTS TO REFLECT CAPITAL CHANGES.

          (a) RECAPITALIZATION. The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

          (b) MERGER. After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for such outstanding Awards. In the event the Acquiring Corporation fails to assume or substitute for such outstanding Awards, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.07(b) shall be conditioned upon the consummation of the Merger. Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

          (c) OPTIONS TO PURCHASE SHARES OR STOCK OF ACQUIRED COMPANIES. After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

     11.08. NO RIGHT TO EMPLOYMENT. No employee or other person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

     11.09. AWARDS NOT INCLUDABLE FOR BENEFIT PURPOSES. Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

     11.10. GOVERNING LAW. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

     11.11. NO STRICT CONSTRUCTION. No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

     11.12. COMPLIANCE WITH RULE 16b-3. It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

     11.13. CAPTIONS. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

     11.14. SEVERABILITY. Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

     11.15. AMENDMENT AND TERMINATION OF THE PLAN.

          (a) AMENDMENT. The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of stockholders of the Company, make any amendment (i) increasing the total number of shares which may be issued or delivered under the Plan, (ii) increasing the total number of shares which may be covered by Awards to any one Participant, (iii) changing the minimum option price, (iv) extending the period set forth in the Plan during which Awards may be granted, or (v) which requires stockholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

          (b) TERMINATION. The Board shall have the right and the power to terminate the Plan at any time, but in any event, the Plan shall terminate on February 26, 2012. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

     11.16. AMENDMENT OF THE 1999 INCENTIVE PLAN. The Teledyne Technologies Incorporated 1999 Incentive Plan, as amended through January 26, 2000 (the "1999 Plan"), is hereby amended as provided in this Section 11.16. The amendment of the 1999 Plan as provided under this Section 11.16 shall be effective as of the date that this 2002 Stock Incentive Plan is approved by the Company's stockholders.

          (a) EVERGREEN LIMIT. Section 4.01 of the 1999 Plan is amended by adding the following phrase immediately following the end of the second sentence of that Section, reading as follows:

       provided, however, that in no event shall the aggregate increase in the number of shares available under the Plan as a result of all increases due to the preceding sentence exceed 2,500,000 shares of Common Stock.

          (b) FULL VALUE AWARD LIMIT. Section 4.01 of the 1999 Plan is amended by adding a sentence at the end of that Section, reading as follows:

       No more than 550,000 shares of Common Stock may be issued under the Plan as full value Awards (including, but not limited to, Awards of Restricted Shares under Article VII).

          (c) EXERCISE PRICE LIMIT. Section 6.01(b) of the 1999 Plan is amended in its entirety to read as follows:

             (b) PURCHASE PRICE OF OPTIONS. The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee and shall not be less than 85% of the Fair Market Value on the Date of Grant; provided, however, that the Purchase Price of the Common Stock purchased pursuant to Options designated by the Committee as Incentive Stock Options shall be equal to or greater than the Fair Market Value on the Date of Grant as required under Section 422 of the Code.

          (d) DURATION OF OPTIONS AND STOCK APPRECIATION RIGHTS. Section 6.03(b)(iii) of the 1999 Plan is amended in its entirety to read as follows:

             (iii) Ten years from the Date of Grant; or

          (e) NO OTHER AMENDMENTS. Except as otherwise expressly provided in this Section 11.16, the provisions of the 1999 Plan shall remain in full force and effect. Notwithstanding anything in the Plan to the contrary, this Section 11.16 does not affect, alter or amend Awards heretofore granted under the 1999 Plan.

                                                            PLEASE MARK    [X]
                                                           YOUR VOTES AS
                                                            INDICATED IN
                                                            THIS EXAMPLE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors, FOR proposal 2 and FOR proposal 3 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1), (2) AND (3).


                                                              WITHHOLD
                                                        FOR   FOR ALL                                   FOR   AGAINST   ABSTAIN
(1) The election of 3 Class III directors-Nominees:
                                                                           (2) Approval of 2002 Stock   [ ]     [ ]        [ ]
01 Robert P. Bozzone 02 Frank V. Cahouet                [ ]     [ ]            Incentive Plan
03 Charles J. Queenan, Jr.

Instruction: To withhold for any particular nominee, write such nominee's name on the line below.


----------------------------------------------------


                                                                                                        FOR   AGAINST   ABSTAIN
                                                                             (3) Ratification of
                                                                                 Selection of Auditors  [ ]     [ ]        [ ]


                                                                                                               WILL
                                                                                                              ATTEND

                                                                                  If you plan to attend         [ ]
                                                                                  the Annual Meeting,
                                                                                  please mark the
                                                                                  WILL ATTEND box.

                                                                                                                YES         NO
                                                                                        Comments/Address
                                                                                        Change on other         [ ]         [ ]
                                                                                        side.


Signature                       Signature if held jointly                                       Date:              , 2002
         ---------------------                           -------------------------------------       --------------

In signing as attorney, executor, administrator, trustee or guardian, please give full title as such, and, if signing for a corporation, please give your title. When shares are in the name of more than one person, each should sign the proxy. PLEASE SIGN, DATE, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:


VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
              Follow the instructions at our Website Address: www.eproxy.com/tdy
                                       OR
                        VOTE BY TELEPHONE OR PROXY CARD
                          QUICK *** EASY *** IMMEDIATE
VOTE BY PHONE: FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-435-6710.
               ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
               THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD IN HAND.

        - You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

          OPTION 1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL
          PROPOSALS: PRESS 1.

          WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

          OPTION 2: IF YOU CHOOSE TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 2. YOU WILL HEAR THESE INSTRUCTIONS:

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1


          Proposal 1, Director Election Proposal: TO VOTE FOR ALL NOMINEES,
                                                  PRESS 1, TO WITHHOLD FOR
                                                  ALL NOMINEES, PRESS 2.
                                                  TO WITHHOLD FOR AN INDIVIDUAL
                                                  NOMINEE, PRESS 3 AND LISTEN
                                                  TO THE INSTRUCTIONS.

          Proposal 2, Incentive Plan Proposal:    TO VOTE FOR, PRESS 1; AGAINST,
                                                  PRESS 2; ABSTAIN, PRESS 3

          Proposal 3, Auditor Proposal:           To vote FOR, Press 1; AGAINST,
                                                  Press 2; ABSTAIN, Press 3

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1


           PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
                                       OR

VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                             THANK YOU FOR VOTING.
                                TO VIEW TELEDYNE
TECHNOLOGIES' ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO: www.eproxy.com/TDY

                       TELEDYNE TECHNOLOGIES INCORPORATED
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
              THE ANNUAL MEETING OF STOCKHOLDERS ON APRIL 24, 2002

     The undersigned hereby appoints Robert J. Naglieri, John T. Kuelbs and Melanie S. Cibik and each of them, proxies and attorneys-in fact, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated to be held on April 24, 2002, and at any adjournments thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Proxy Statement, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said proxies and attorneys-in-fact are instructed to vote as follows:


Comments/Address Change:

        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------



           (If applicable, please mark Comment/Address Box on the reverse side.) (If you plan to attend the Annual Meeting, please mark the Will Attend Box on the reverse side.)
                  (This Proxy continues and must be signed on the reverse side.)

                              FOLD AND DETACH HERE

                                                            PLEASE MARK    [X]
                                                           YOUR VOTES AS
                                                            INDICATED IN
                                                            THIS EXAMPLE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors, FOR proposal 2 and FOR proposal 3 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1), (2) AND (3).


                                                              WITHHOLD
                                                        FOR   FOR ALL                                   FOR   AGAINST   ABSTAIN
(1) Election of 3 Class III Directors-Nominees:
                                                                           (2) Approval of 2002 Stock   [ ]     [ ]        [ ]
01 Robert P. Bozzone   02 Frank V. Cahouet              [ ]     [ ]            Incentive Plan
03 Charles J. Queenan, Jr.

Instruction: To withhold for any particular nominee, write such nominee's name on the line below.


----------------------------------------------------


                                                                                                        FOR   AGAINST   ABSTAIN
                                                                             (3) Ratification of
                                                                                 Selection of Auditors  [ ]     [ ]        [ ]


                                                                                                               WILL
                                                                                                              ATTEND

                                                                                  If you plan to attend         [ ]
                                                                                  the Annual Meeting,
                                                                                  please mark the
                                                                                  WILL ATTEND box.




Signature                                     Signature if held jointly                              Date:              , 2002
         ---------------------------------------------------------------------------------                --------------
         Please sign exactly as your name appears above.

--------------------------------------------------------------------------------

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:

VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
              Follow the instructions at Teledyne Technologies Website
              Address: www.eproxy.com/tdy

                        VOTE BY TELEPHONE OR PROXY CARD
                          QUICK *** EASY *** IMMEDIATE
VOTE BY PHONE: FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-435-6710.
               ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
               THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD IN HAND.

        - You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

          OPTION 1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL
          PROPOSALS: PRESS 1.

          WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

          OPTION 2: IF YOU CHOOSE TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 2. YOU WILL HEAR THESE INSTRUCTIONS:

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1


          Proposal 1, Director Election Proposal: TO VOTE FOR ALL NOMINEES,
                                                  PRESS 1, TO WITHHOLD FOR
                                                  ALL NOMINEES, PRESS 2.
                                                  TO WITHHOLD FOR AN INDIVIDUAL
                                                  NOMINEE, PRESS 3 AND LISTEN
                                                  TO THE INSTRUCTIONS.

          Proposal 2, Incentive Plan Proposal:    TO VOTE FOR, PRESS 1; AGAINST,
                                                  PRESS 2; ABSTAIN, PRESS 3

          Proposal 3, Auditor Proposal:           To vote FOR, Press 1; AGAINST,
                                                  Press 2; ABSTAIN, Press 3

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1


           PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
                                       OR

VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                             THANK YOU FOR VOTING.

TO VIEW TELEDYNE TECHNOLOGIES' ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO: www.eproxy.com/TDY

          CONFIDENTIAL VOTING INSTRUCTION CARD FOR 2002 ANNUAL MEETING

     REQUESTED BY MELLON BANK, N.A., IN CONJUNCTION WITH PROXY SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF TELEDYNE TECHNOLOGIES INCORPORATED

       ALLEGHENY LUDLUM PERSONAL RETIREMENT & 401(k) SAVINGS ACCOUNT PLAN ALLEGHENY TECHNOLOGIES RETIREMENT SAVINGS PLAN SAVINGS & SECURITY
     PLAN OF THE LOCKPORT & WATERBURY FACILITIES THE 401(k) SAVINGS ACCOUNT
            PLAN OF ALLEGHENY LUDLUM CORPORATION (WASHINGTON PLANT)
                                THE 401(k) PLAN

     The undersigned hereby directs Mellon Bank, N.A., as the Trustee of the above Plans, to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plans, at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on April 24, 2002, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE






ALLEGHENY LUDLUM PERSONAL RETIREMENT & 401(k) SAVINGS ACCOUNT PLAN ALLEGHENY TECHNOLOGIES RETIREMENT SAVINGS PLAN
SAVINGS & SECURITY PLAN OF THE LOCKPORT & WATERBURY FACILITIES
THE 401(k) SAVINGS ACCOUNT PLAN OF ALLEGHENY LUDLUM CORPORATION
  (WASHINGTON PLANT)
THE 401(k) PLAN

As a Plan participant, you have the right to direct Mellon Bank, N.A., as the Plan Trustee, how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by April 18, 2002. If the Trustee does not receive your instructions by 5:00 p.m., EDT on April 18, 2002, the plan administrator may instruct the Trustee to vote your shares as the administrator directs.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

Mellon Bank, N.A., makes no recommendation regarding any voting instruction.

                                                            PLEASE MARK    [X]
                                                           YOUR VOTES AS
                                                            INDICATED IN
                                                            THIS EXAMPLE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors, FOR proposal 2 and FOR proposal 3 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1), (2) AND (3).


                                                              WITHHOLD
                                                        FOR   FOR ALL                                   FOR   AGAINST   ABSTAIN
(1) Election of 3 Class III Directors-Nominees:
                                                                           (2) Approval of 2002 Stock   [ ]     [ ]        [ ]
01 Robert P. Bozzone    02 Frank V. Cahouet             [ ]     [ ]            Incentive Plan
03 Charles J. Queenan, Jr.

Instruction: To withhold for any particular nominee, write such nominee's name on the line below.


----------------------------------------------------


                                                                                                        FOR   AGAINST   ABSTAIN
                                                                             (3) Ratification of
                                                                                 Selection of Auditors  [ ]     [ ]        [ ]


                                                                                                               WILL
                                                                                                              ATTEND

                                                                                  If you plan to attend         [ ]
                                                                                  the Annual Meeting,
                                                                                  please mark the
                                                                                  WILL ATTEND box.




Signature                                     Signature if held jointly                              Date:              , 2002
         ---------------------------------------------------------------------------------                --------------
         Please sign exactly as your name appears above.


--------------------------------------------------------------------------------

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:


VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
              Follow the instructions at Teledyne Technologies Website Address: www.eproxy.com/tdy
                                       OR
                        VOTE BY TELEPHONE OR PROXY CARD
                          QUICK *** EASY *** IMMEDIATE
VOTE BY PHONE: FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-435-6710.
               ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
               THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD IN HAND.

        - You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

          OPTION 1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL
          PROPOSALS: PRESS 1.

          WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

          OPTION 2: IF YOU CHOOSE TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 2. YOU WILL HEAR THESE INSTRUCTIONS:

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1


          Proposal 1, Director Election Proposal: TO VOTE FOR ALL NOMINEES,
                                                  PRESS 1, TO WITHHOLD FOR
                                                  ALL NOMINEES, PRESS 2.
                                                  TO WITHHOLD FOR AN INDIVIDUAL
                                                  NOMINEE, PRESS 3 AND LISTEN
                                                  TO THE INSTRUCTIONS.

          Proposal 2, Incentive Plan Proposal:    TO VOTE FOR, PRESS 1; AGAINST,
                                                  PRESS 2; ABSTAIN, PRESS 3

          Proposal 3, Auditor Proposal:           To vote FOR, Press 1; AGAINST,
                                                  Press 2; ABSTAIN, Press 3

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1


           PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
                                       OR

VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                             THANK YOU FOR VOTING.

TO VIEW TELEDYNE TECHNOLOGIES' ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO: www.eproxy.com/TDY

                       TELEDYNE TECHNOLOGIES INCORPORATED
                 VOTING INSTRUCTION CARD FOR 2002 ANNUAL MEETING

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       TELEDYNE TECHNOLOGIES INCORPORATED

                 TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN

     The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on April 24, 2002, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.



--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                              [TELEDYNE LOGO]      TELEDYNE
                                                   TECHNOLOGIES
                                                   12333 West Olympic Blvd.
                                                   Los Angeles, California 90064



TELEDYNE TECHNOLOGIES INCORPORATED 401(k) PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by April 18, 2002. If the Trustee does not receive your instructions by April 18, 2002, your shares will not be voted.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.

                                                            PLEASE MARK    [X]
                                                           YOUR VOTES AS
                                                            INDICATED IN
                                                            THIS EXAMPLE

Where a vote is not specified, the proxies will vote the shares represented by the proxy FOR the election of directors, FOR proposal 2 and FOR proposal 3 and will vote in accordance with their discretion on such other matters as may properly come before the meeting.

          THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR (1), (2) AND (3).


                                                              WITHHOLD
                                                        FOR   FOR ALL                                   FOR   AGAINST   ABSTAIN
(1) Election of 3 Class III Directors-Nominees:
                                                                           (2) Approval of 2002 Stock   [ ]     [ ]        [ ]
01 Robert P. Bozzone    02 Frank V. Cahouet             [ ]     [ ]            Incentive Plan
03 Charles J. Queenan, Jr.

Instruction: To withhold for any particular nominee, write such nominee's name on the line below.


----------------------------------------------------


                                                                                                        FOR   AGAINST   ABSTAIN
                                                                             (3) Ratification of
                                                                                 Selection of Auditors  [ ]     [ ]        [ ]


                                                                                                               WILL
                                                                                                              ATTEND

                                                                                  If you plan to attend         [ ]
                                                                                  the Annual Meeting,
                                                                                  please mark the
                                                                                  WILL ATTEND box.




Signature                                     Signature if held jointly                              Date:              , 2002
         ---------------------------------------------------------------------------------                --------------
         Please sign exactly as your name appears above.


--------------------------------------------------------------------------------

                 FOLD AND DETACH HERE AND READ THE REVERSE SIDE
                             YOUR VOTE IS IMPORTANT!
                       YOU CAN VOTE IN ONE OF THREE WAYS:


VOTE BY INTERNET: 24 HOURS A DAY, 7 DAYS A WEEK.
              Follow the instructions at Teledyne Technologies Website Address: www.eproxy.com/tdy
                                       OR
                        VOTE BY TELEPHONE OR PROXY CARD
                          QUICK *** EASY *** IMMEDIATE
VOTE BY PHONE: FOR U.S. STOCKHOLDERS ONLY, CALL TOLL-FREE 1-800-435-6710.
               ON A TOUCH TONE TELEPHONE 24 HOURS A DAY, 7 DAYS A WEEK.
               THERE IS NO CHARGE TO YOU FOR THIS CALL. HAVE YOUR PROXY CARD IN HAND.

        - You will be asked to enter a Control Number, which is located in the box in the lower right hand corner of this form.

          OPTION 1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL
          PROPOSALS: PRESS 1.

          WHEN ASKED, PLEASE CONFIRM BY PRESSING 1.

          OPTION 2: IF YOU CHOOSE TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 2. YOU WILL HEAR THESE INSTRUCTIONS:

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1


          Proposal 1, Director Election Proposal: TO VOTE FOR ALL NOMINEES,
                                                  PRESS 1, TO WITHHOLD FOR
                                                  ALL NOMINEES, PRESS 2.
                                                  TO WITHHOLD FOR AN INDIVIDUAL
                                                  NOMINEE, PRESS 3 AND LISTEN
                                                  TO THE INSTRUCTIONS.

          Proposal 2, Incentive Plan Proposal:    TO VOTE FOR, PRESS 1; AGAINST,
                                                  PRESS 2; ABSTAIN, PRESS 3

          Proposal 3, Auditor Proposal:           To vote FOR, Press 1; AGAINST,
                                                  Press 2; ABSTAIN, Press 3

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1


           PRESS 1 to consent to view future Annual Reports and Proxy Materials for this account via the Internet.

                    WHEN ASKED, PLEASE CONFIRM BY PRESSING 1
                                       OR

VOTE BY PROXY CARD: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by Internet or telephone, THERE IS NO NEED TO MAIL BACK your proxy card.

                             THANK YOU FOR VOTING.

TO VIEW TELEDYNE TECHNOLOGIES' ANNUAL REPORT AND PROXY MATERIALS ONLINE GO TO: www.eproxy.com/TDY

                       TELEDYNE TECHNOLOGIES INCORPORATED
                 VOTING INSTRUCTION CARD FOR 2002 ANNUAL MEETING

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                       TELEDYNE TECHNOLOGIES INCORPORATED

                     WATER PIK TECHNOLOGIES RETIREMENT PLAN

    The undersigned hereby directs the Trustee of the above Plan to vote the full number of shares of Common Stock allocated to the account of the undersigned under the Plan, at the Annual Meeting of Stockholders of Teledyne Technologies Incorporated on April 24, 2002, and at any adjournments thereof, upon the matters set forth on the reverse of this card, and, in its discretion, upon such other matters as may properly come before the meeting.

PLAN PARTICIPANTS MAY VOTE BY TOLL-FREE TELEPHONE OR INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE REVERSE SIDE. ALTERNATIVELY, PARTICIPANTS MAY VOTE BY COMPLETING, DATING AND SIGNING THIS CARD AND RETURNING IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOU WISH TO USE THIS CARD TO VOTE YOUR SHARES, PLEASE COMPLETE, DATE AND SIGN ON THE REVERSE SIDE.


--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE



                              [TELEDYNE LOGO]      TELEDYNE
                                                   TECHNOLOGIES
                                                   12333 West Olympic Blvd.
                                                   Los Angeles, California 90064



WATER PIK TECHNOLOGIES RETIREMENT PLAN

As a Plan participant, you have the right to direct the Plan Trustee how to vote the shares of Teledyne Technologies Incorporated Common Stock that are allocated to your Plan account and shown on the attached voting instruction card. The Trustee will hold your instructions in complete confidence except as may be necessary to meet legal requirements.

You may vote by telephone, by Internet or by completing, signing and returning the voting instruction card (above). A postage-paid return envelope is enclosed.

The Trustee must receive your voting instructions by April 18, 2002. If the Trustee does not receive your instructions by April 18, 2002, your shares will not be voted.

You will receive a separate set of proxy solicitation materials for any shares of Common Stock you own other than your Plan shares. Your non-plan shares must be voted separately from your Plan shares.